PAGE 1
          Combined Prospectus for the T. Rowe Price No-Load Variable Annuity, dated May 1, 1996 and November 14, 1996, should be inserted here.


January 2, 1997

Prospectus

The T. Rowe Price No-Load Variable Annuity

Portfolios' Prospectus

T. Rowe Price Fixed Income Series, Inc.
      Prime Reserve Portfolio
      Limited-Term Bond Portfolio

T. Rowe Price Equity Series, Inc.
      Personal Strategy Balanced Portfolio
      Equity Income Portfolio
      Mid-Cap Growth Portfolio
      New America Growth Portfolio

T. Rowe Price International Series, Inc.
      International Stock Portfolio

November 14, 1996, for the Prime Reserve and Mid-Cap Growth Portfolios May 1, 1996, for all other portfolios

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING. PLEASE KEEP IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION ABOUT THE FUNDS, DATED NOVEMBER 14, 1996, FOR PRIME RESERVE AND MID-CAP GROWTH PORTFOLIOS AND MAY 1, 1996, FOR LIMITED-TERM BOND, PERSONAL STRATEGY BALANCED, EQUITY INCOME, NEW AMERICA GROWTH, AND INTERNATIONAL STOCK PORTFOLIOS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. TO OBTAIN A FREE COPY, CONTACT 1-800-469-6587.

Facts at a Glance

Investment Goal

Tax-deferred growth of capital over time through portfolios representing a broad range of investment approaches from conservative to aggressive. There is no assurance the portfolios will achieve their goals.

Strategy

Prime Reserve Portfolio

Invests in high-quality, U.S. dollar-denominated money market securities. Average maturity will not exceed 90 days. Risk/Reward: Greater safety and liquidity than can be found in longer-term, fixed income funds, generally accompanied by a lower level of income.

Limited-Term Bond Portfolio

Invests primarily in investment-grade, corporate bonds. Risk/Reward: Moderate income level and share price fluctuation.

Personal Strategy Balanced Portfolio

To pursue both capital appreciation and income, the fund will invest approximately 50% to 70% of assets in stocks with the remainder invested in bonds and money market securities. Risk/Reward: Higher risk and return than a bond fund but lower risk and return than a stock fund. The fund's share price may decline, causing a loss.

Equity Income Portfolio

To invest primarily in dividend-paying common stocks, particularly of established companies, with favorable prospects for both increasing dividends and capital appreciation.

Risk/Reward: Conservative stock fund. Lower risk than a fund focusing on growth stocks but greater risk than a bond fund. The fund's share price may decline, causing a loss.

Mid-Cap Growth Portfolio

The fund will focus on companies with superior earnings growth potential that are no longer considered new or emerging, but are not yet well established. Risk/Reward: The potential to provide above-average growth of capital over time. Mid-cap growth company stocks are generally more volatile than stocks of large, well-established companies, but they offer the possibility of more rapid growth. Additionally, mid-cap stocks tend to be less volatile than small-company stocks. The fund's share price may decline, causing a loss.

New America Growth Portfolio

To invest in the stocks of large and small service companies expected by T. Rowe Price to show superior earnings growth. The fund may also invest up to 25% of total assets in nonservice-related growth companies. Total return will consist primarily of capital appreciation or depreciation. Risk/Reward: The potential to provide significant growth of capital over time with above-average volatility. The fund's share price may decline, causing a loss.

International Stock Portfolio

Invests worldwide primarily in well-established, non-U.S. companies. Risk/Reward: The fund's share price will fluctuate with changes in market, economic, and foreign currency exchange conditions. High potential risk and reward.The fund's share price may decline, causing a loss.

Investor Profile

Those seeking the tax advantages and insurance benefits of the T. Rowe Price No-Load Variable Annuity, whose risk tolerance and investment goals are suited to one or more of the seven portfolios.

Investment Manager

The Prime Reserve, Limited-Term Bond, Personal Strategy Balanced, Equity Income, Mid-Cap Growth, and New America Growth Portfolios are managed by T. Rowe Price Associates, Inc. ("T. Rowe Price"). The International Stock Portfolio is managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), a joint venture established in 1979 between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited.

Table of Contents

T. Rowe Price

   Fixed Income Series, Inc.
   Equity Series, Inc.
   International Series, Inc.\

May 1, 1996
November 14, 1996

Prospectus

About the Funds

   Financial Highlights. . . . . . . . . . . . . . . . . . 4

   Fund, Market, and Risk Characteristics. . . . . . . . . 5

      Prime Reserve Portfolio. . . . . . . . . . . . . . . 5

      Limited-Term Bond Portfolio. . . . . . . . . . . . . 7

      Personal Strategy Balanced Portfolio . . . . . . . .10

      Equity Income Portfolio. . . . . . . . . . . . . . .13

      Mid-Cap Growth Portfolio . . . . . . . . . . . . . .15

      New America Growth Portfolio . . . . . . . . . . . .17

      International Stock Portfolio. . . . . . . . . . . .18

About Your Account

   Pricing Shares and Receiving Sale Proceeds. . . . . . .23

   Dividends and Distributions . . . . . . . . . . . . . .24

More About the Funds

   Organization and Management . . . . . . . . . . . . . .24

   Understanding Performance Information . . . . . . . . .29

   Investment Policies and Practices . . . . . . . . . . .30

      Prime Reserve Portfolio. . . . . . . . . . . . . . .31

      Limited-Term Bond Portfolio. . . . . . . . . . . . .32

      Personal Strategy Balanced Portfolio . . . . . . . .38

      Equity Income Portfolio. . . . . . . . . . . . . . .45

      Mid-Cap Growth Portfolio . . . . . . . . . . . . . .48

      New America Growth Portfolio . . . . . . . . . . . .51

      International Stock Portfolio. . . . . . . . . . . .54

About the Funds

Financial Highlights

The following table provides information about each fund's financial history. It is based on a single share outstanding throughout each fiscal year. The respective table is part of each fund's financial statements which are included in each fund's annual and semiannual reports and are incorporated by reference into the Statement of Additional Information. This document is available to shareholders upon request. The financial statements in the annual report have been audited by Price Waterhouse LLP, independent accountants, whose respective unqualified report covers the periods shown.

_______________________________________________________________________________________________________

            Investment Activities   Distributions       End of Period

                      Net                                                             Ratio
                   Realized                                                          of Net
                      and                                        Total         Ratio Invest-
        Net         Unreal-                                     Return        of Ex-  ment        Aver-
       Asset         ized    Total    Net                 Net   (Incl-        penses Income        age
      Value,   Net   Gain    From   Invest- Net          Asset   udes    Net    to     to   Port- Com-
       Begin Invest-(Loss)  Invest-  ment  Real-        Value,   Rein- Assets  Aver-  Aver- folio miss-
Period ning   ment    of     ment     In-  ized   Total   End   vested   ($     age    age  Turn-  ion
Ended   of     In-  Invest- Activi-  come  Gain Distriof  of     Divi-  Thou-   Net    Net  over  Rate
Ended Period  come   Ments   ties   (Loss)(Loss) butionsPeriod  dends) sands) Assets Assets Rate  Paid
_______________________________________________________________________________________________________

Limited-Term
Bond Portfolio
1994a  $5.00  $0.21 $(0.08) $0.13 $(0.21)   -    $(0.21)  $4.92  2.62% $2,081  0.70%e 6.63%e 146.0%e -
1995    4.92   0.33   0.14   0.47  (0.33)   -     (0.33)   5.06  9.88%  3,966  0.70%  6.60%   73.7%  -

Equity Income
Portfolio
1994b $10.00  $0.30  $0.41  $0.71 $(0.29)   -    $(0.29) $10.42  7.15% $2,191  0.85%e 3.88%e  21.3%e -
1995   10.42   0.44   3.05   3.49  (0.44) $(0.26) (0.70)  13.21 34.76% 14,658  0.85%  3.61%   10.1%  -

New America
Growth Portfolio
1994b $10.00  $0.01  $0.09  $0.10   -       -      -     $10.10  1.00% $2,028  0.85%e 0.15%e  81.0%e -
1995   10.10   0.03   5.12   5.15 $(0.02)   -    $(0.02)  15.23 51.08% 12,304  0.85%  0.23%   54.5%  -

Personal Strategy
Balanced Portfolio
1995c $10.00  $0.42  $2.41  $2.83 $(0.40)   -    $(0.40) $12.43 28.66% $5,625  0.90%e 3.69%e  39.3%e -

International
Stock Portfolio
1994b $10.00  $0.06  $0.12d $0.18   -       -      -     $10.18  1.8%  $9,095  1.05%e 1.50%e   4.6%e -
1995   10.18   0.07   1.06   1.13 $(0.05)   -    $(0.05)  11.26 11.2%  51,661  1.05%  1.47%   17.4%  -

a    From May 31, 1994 (commencement of operations) to December 31, 1994.
b    From March 31, 1994 (commencement of operations) to December 31, 1994.
c    From December 30, 1994 (commencement of operations) to December 31, 1995.
d    The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange
     Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
e    Annualized.

Note: Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Table 1

Fund, Market, and Risk Characteristics: What to Expect

To help you decide how to allocate your investments within the T. Rowe Price No-Load Variable Annuity, this section takes a closer look at each portfolio and the markets in which each invests. Your investment in any of the portfolios should not represent your complete investment program, nor be used to play short-term market swings. The share prices of all the portfolios may decline, causing a loss.

Prime Reserve Portfolio

There is no assurance the fund will be able to maintain a stable net asset value of $1.00 per share.

What is the fund's objective?

The fund's objective is preservation of capital, liquidity, and, consistent with these, the highest possible current income through investments primarily in high-quality, money market securities.

What is the fund's investment program?

The fund invests at least 95% of its total assets in prime money market instruments, that is, securities receiving the highest credit rating assigned by at least two established rating agencies, by one rating agency if the security is rated by only one, or, if unrated, the equivalent rating as established by T. Rowe Price. The fund's dollar-weighted average maturity will not exceed 90 days. It will not purchase any security with a maturity of more than 13 months. Its yield will fluctuate in response to changes in interest rates, but the share price is managed to remain stable at $1.00. Unlike most bank accounts or certificates of deposit, the fund is not insured or guaranteed by the U.S. government.

What is a money market fund?

A money market fund is a pool of assets invested in U.S. dollar-denominated, short-term debt obligations with fixed or floating rates of interest and maturities generally less than 13 months. Issuers can include the U.S. government and its agencies, domestic and foreign banks and other corporations, and municipalities. Money funds can be taxable or tax-exempt, depending on their investment program. Because of the high degree of safety they provide, money market funds typically offer the lowest return potential of any type of mutual fund.

What are the main types of money market securities the fund can invest in?

For further details on the fund's investment program and practices, please see the section entitled "Investment Policies and Practices."

o Commercial paper: unsecured promissory notes that corporations typically issue to finance current operations and other expenditures.

o Treasury bills: debt obligations sold at discount and repaid at face value by the U.S. Treasury. Bills mature in one year or less and are backed by the full faith and credit of the U.S. government.

o Certificates of deposit: receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

o Repurchase agreements: contracts, usually involving U.S. government securities, that require one party to repurchase securities at a fixed price on a designated date.

o Banker's acceptances: bank-issued commitments to pay for merchandise sold in the import/export market.

o Agency notes: debt obligations of agencies sponsored by the U.S. government that are not backed by the full faith and credit of the United States.

o Medium-term notes: unsecured corporate debt obligations that are continuously offered in a broad range of maturities and structures.

o Bank notes: unsecured obligations of a bank that rank on an equal basis with other kinds of deposits but do not carry FDIC insurance.

What are the main risks of investing in money market funds?

Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for realizing a loss of principal could derive from:

o Credit risk: the chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. Regulations require that 95% of the holdings in money market funds be rated in the highest credit category, and that the remaining 5% be rated no lower than the second highest credit category.

o Interest rate or market risk: the decline in the prices of fixed income securities and funds that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money fund's price to drop below a dollar. However, the extremely short maturity of securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation.

How does the portfolio manager try to reduce risk?

Consistent with the fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

o Diversification of assets to reduce the impact of a single holding on the fund's net asset value.

o    Thorough credit research by our own analysts.

o    Maturity adjustments to reflect the fund manager's interest rate outlook.

What are derivatives and can the fund invest in them?

The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella-from conventional instruments such as callable bonds, futures, and options, to more exotic investments such as stripped mortgage securities and structured notes. While the term "derivative" has only recently become widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

The fund does not invest in high-risk, highly leveraged derivatives, and it will invest in derivatives only if the expected risks and rewards are consistent with the fund's objective, policies, and overall risk profile as described in this prospectus.


You may want to review some fundamentals of money market securities.

Is the fund's yield fixed or will it vary?

It will vary. Yield is calculated every day by dividing the fund's net income per share, expressed at annual rates, by the share price. Since income in the fund will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested, its yield will vary.

Is the fund's "yield" the same thing as its "total return"?

Yes. The total return reported for the fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Since money funds are managed to maintain a stable share price, their yield and total return should be the same. Of course, there is no guarantee a money fund will maintain a $1.00 share price.

What is "credit quality" and how does it affect a money market fund's yield?

Credit quality refers to a borrower's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Securities backed by the full faith and credit of the U.S. government are regarded as free of credit risk. Among money market securities, Treasury bills generally carry lower yields than other instruments of comparable maturity.

What is meant by a money market fund's "maturity"?

Every money market instrument has a stated maturity date when the issuer must repay the entire principal to the investor. The fund has no maturity in the strict sense of the word, but does have a dollar-weighted average maturity, expressed in days. This number is an average of the maturities of the underlying instruments, with each maturity "weighted" by the percentage of fund assets it represents.

Do money market securities react to changes in interest rates?

Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help it maintain a $1.00 share price.

An investment in the fund should help you meet your individual investment goals for principal stability, liquidity, and income, but should not represent your complete investment program.

How can I decide if the fund is appropriate for me?

Review your own financial objectives, time horizon, and risk tolerance. For example, a money fund is designed to provide principal stability, which makes it a good choice for money you may need for occasional or unexpected expenses and for money awaiting investment in longer-term bond or stock funds.

Is there other information I need to review before making a decision?

Be sure to review "Investment Policies and Practices" in Section 3, which discusses the following: Types of Portfolio Securities (money market securities, asset-backed securities, foreign securities, and private placements); and Types of Management Practices (borrowing money and transferring assets, and lending of portfolio securities).

Limited-Term Bond Portfolio

What is the fund's objective and investment program?

The fund's objective is to provide a high level of income consistent with moderate fluctuation in principal value. The fund will invest at least 65% of total assets in short- and intermediate-term, investment-grade bonds. There are no maturity limitations on individual securities purchased, but the fund's dollar-weighted average effective maturity will not exceed five years. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than would be true of a fund targeting a stated maturity or maturity range.

At least 90% of the fund portfolio will be invested in securities rated in the four highest credit categories (investment-grade securities) by a nationally recognized rating agency, or, if unrated, of equivalent quality as determined by T. Rowe Price. Investment-grade securities include a range of securities from the highest rated to medium quality (BBB). Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances and securities at the lower end of the BBB category have certain speculative characteristics. In an effort to enhance yield, up to 10% of assets can be invested in below-investment-grade securities, commonly referred to as "junk" bonds in the taxable market, including those with the lowest rating. The fund's income level should be higher than a money market fund's, but its share price will vary.

How does the fund's credit quality relate to its investment objective?

To secure a higher income with moderate principal fluctuation, the fund invests at least 90% of assets in investment-grade securities, which provides a wider range of income opportunities with some additional credit risk. The balance may consist of securities rated below investment grade, including those with the lowest rating. Like all portfolio holdings, these securities are subject to rigorous credit research conducted by T. Rowe Price analysts. (For further discussion, please see "Investment Policies and Practices-High-Yield/High-Risk Investing.")

The share price and yield of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.

What are the main risks of investing in the fund?

o Interest rate or market risk: the decline in the prices of fixed income securities and funds that may accompany a rise in the overall level of interest rates (please see Table 2).

o Credit risk: the chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing the fund's income level and share price.

o Currency risk: the possibility that the fund's foreign holdings will be adversely affected by fluctuations in currency markets.

How does the portfolio manager try to reduce risk?

Consistent with the fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

o Diversification of assets to reduce the impact of a single holding or asset class on the fund's share price.

o    Thorough credit research by our own analysts.

o Adjustment of a fund's duration to try to reduce the negative impact of rising interest rates or to take advantage of the benefits of falling rates.

What are derivatives and can the fund invest in them?

The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella-from conventional instruments such as callable bonds, futures and options, to more exotic investments such as stripped mortgage securities and structured notes. While it was only recently that the term derivative has become widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

The fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The fund will only use derivatives in an effort to: increase yield or total return; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or to adjust portfolio duration. The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of an intermediate-term investment-grade bond.

Before choosing the fund, you may find it helpful to review some fundamentals of fixed income investing.

Is the fund's yield fixed or will it vary?

It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary.

Is the fund's "yield" the same thing as the "total return"?

Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price.

What is "credit quality" and how does it affect the fund's yield?

Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high credit-quality securities should have a lower yield than an otherwise comparable fund investing in lower credit-quality securities.

What is meant by a bond fund's "maturity"?

Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date. The effective maturity of mortgage-backed bonds is determined by the rate at which homeowners pay down the principal on the underlying mortgages. Many corporate and municipal bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling, because the issuer wants to refinance at a lower rate. In such an environment, a bond's "effective maturity" is usually its nearest call date.

A bond mutual fund has no maturity in the strict sense of the word, but does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

What is a bond fund's "duration"?

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.

How is a bond's price affected by changes in interest rates?

When interest rates rise, a bond's price usually falls, and vice versa.

In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in the table at right.

_________________________________________________________________________
How Interest Rates Affect Bond Prices
_________________________________________________________________________
Bond
Maturity     Coupon       Price per $1,000 of a Bond if Interest Rates:
                               Increase                   Decrease
_________________________________________________________________________
                             1%          2%             1%            2%
_________________________________________________________________________
1 year        5.40%        $990        $981         $1,010        $1,020
_________________________________________________________________________
5 years       6.10          959         919          1,044         1,090
_________________________________________________________________________
10 years      6.34          930         866          1,077         1,161
_________________________________________________________________________
30 years      6.69          883         788          1,143         1,320
_________________________________________________________________________

Table 2 Coupons reflect yields on Treasury securities as of March 31, 1996. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.

Since the average effective maturity of bonds held by the fund is expected to be approximately five years, the fund's share price, like the value of the underlying bonds in its portfolio, should fluctuate less than a fund which holds bonds with longer average effective maturities.

How can I decide if the fund is appropriate for me?

Review your own financial objectives, time horizon, and risk tolerance to choose a fund (or funds) suitable for your particular needs. For example, the fund is expected to be a good choice for investors seeking more income than provided by very short-term investments, such as money market funds and CDs, with less principal risk than longer-term investments. Keep in mind that the share price of any bond fund will fluctuate and, unlike a CD, the fund is not guaranteed by the U.S. government. If you are investing for principal safety and liquidity, you should consider a money market fund.

Is there other information I need to review before making a decision?

Be sure to review "Investment Policies and Practices" in Section 3, which discusses the following: Types of Portfolio Securities (bonds, asset-backed securities, mortgage-backed securities, hybrid instruments, high-yield/high-risk investing, private placements, and foreign securities); and Types of Management Practices (cash position, borrowing money and transferring assets, futures and options, interest rate swaps, managing foreign currency risk, lending of portfolio securities, when-issued securities and forward commitment contracts, portfolio turnover, bond ratings and high-yield bonds).

Personal Strategy Balanced Portfolio

What is the fund's objective?

The fund's objective is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

What is the fund's investment program?

The fund pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities. Under normal conditions, allocations can vary by 10% above or below these ranges, based on the fund manager's outlook for the economy and the financial markets.

What are the general characteristics and risk factors of these major asset classes?

For a more detailed discussion of the fund's investments and their risk factors, please see "Investment Policies and Practices."

o Stocks represent ownership in a corporation. Common stock prices fluctuate with changes in a company's current earnings and future prospects and with overall stock market conditions. Stocks of many well-established corporations offer the potential for appreciation and rising dividends. While smaller companies usually reinvest earnings in their own growth and, therefore, pay minimal or no dividends, they offer the possibility of even greater appreciation if their businesses prosper and grow.

      Historically, stocks have provided higher returns over time than bonds or money market securities and, therefore, offer a way to invest for long-term growth of capital. In addition, stock investments have provided the greatest protection against the erosion of purchasing power caused by inflation.

      Share prices of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology and/or significant trading by large institutional investors can result in price fluctuations. For this reason, equity investors should have a long-term investment horizon and be willing to wait out bear markets.

o Bonds have two main sources of risk. Credit risk refers to the possibility that a bond's price may fall due to a credit downgrade or "default," i.e., the issuer failing to make an interest or principal payment. Interest rate risk refers to a bond's price movement in response to changes in interest rates. When rates rise, bond prices fall, and vice versa. Generally, the longer a bond's maturity, the greater its potential price fluctuation.

      The fund expects to invest primarily in bonds with investment-grade credit ratings. However, the fund may also make investments in more volatile below-investment-grade (or "junk") bonds, including bonds with the lowest rating. Investment-grade securities include a range of securities from the highest rated (AAA) to medium quality (BBB). Securities in the BBB category may be more susceptible to price declines arising from adverse economic conditions or changing circumstances. The securities at the lower end of the BBB category have certain speculative characteristics. Prices of junk bonds are usually more affected by adverse economic conditions or a deterioration in the issuer's financial circumstances than by overall changes in interest rates. To compensate investors for higher credit risk exposure, such bonds usually provide higher income. Please see "High-Yield/High-Risk Investing" for further information on these investments.

o Money market securities are debt obligations issued primarily by the U.S. government, government agencies, and corporations. The high credit ratings, short maturities, and high liquidity of the fund's money market securities should minimize its credit and market risk. The fund's low risk is usually accompanied by low potential returns relative to other investments.

The fund manager regularly reviews the asset allocation and may make gradual changes, within the defined ranges, based on the outlook for the economy, interest rates, and the financial markets. The funds will not attempt to time short-term market moves.

How does the portfolio manager try to reduce risk?

Consistent with the fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

o Broad diversification of assets to reduce the impact of a single holding or asset class on the fund's share price.

o Gradual allocation changes among and within asset classes (stocks, bonds, etc.) to take advantage of market opportunities and changing economic conditions.

o Thorough research of stocks, bonds, and other securities by our analysts to find the most favorable investment opportunities.

What are the advantages of diversifying across stocks, bonds, and money market securities?

Diversification is the investment equivalent of not putting all your eggs in one basket. While there is no guarantee, the fund's overall volatility could be reduced by spreading investments across several types of assets. Since prices of stocks and bonds may respond differently to changes in economic conditions and interest rate levels, a rise in bond prices, for example, could help offset a fall in stock prices. Money market securities have a stabilizing influence, since their price fluctuations are very small. In addition, the steady income provided by bonds and money market securities contributes positively to a portfolio's total return, cushioning the impact of any price declines or enhancing price increases.

Diversification among asset classes is intended to reduce the risk associated with investing in a single asset category; however, there is no guarantee the strategy will always result in lower overall volatility for the fund.

For a discussion of the effects of currency exchange rate fluctuations and other special risks of foreign investing, please see "Investment Policies and Practices."

Why include foreign securities?

The fund may invest up to 35% of its total assets in foreign securities. Foreign stocks and bonds offer advantages to the portfolio but also represent additional risk. The potential advantages are extra diversification and enhanced returns. Since foreign stock and bond markets may move somewhat independently from their U.S. counterparts, such investments could reduce the portfolio's short-term price fluctuations while offering a way to participate in markets that may generate attractive returns. Of course, if U.S. and foreign markets move in the same direction, the positive or negative effect on the fund's share price could be magnified. In addition, a significant decline in foreign securities' prices would reduce the fund's return.

How can I decide if the fund is appropriate for me?

Review your own financial objectives, investment time horizon, and risk tolerance. Generally, the fund is intended for those seeking a middle-of-the-road approach that emphasizes stocks for their higher capital appreciation potential but retains a significant income component to temper principal volatility. The fund will invest at least 25% of its total assets in senior fixed income securities.

If you are investing for principal safety and liquidity, you should consider a money market fund.

Is there other information I need to review before making a decision?

Yes. Although the fund will invest primarily in common stocks, bonds, and money market securities, it can also make other investments which have additional and different risks. Be sure to review "Investment Policies and Practices" in Section 3, which discusses the following: Types of Portfolio Securities (bonds, common and preferred stocks, convertible securities and warrants, foreign securities, asset-backed securities, mortgage-backed securities, hybrid instruments, investment funds, zero coupon bonds and pay-in-kind bonds, private placements, and high-yield/high-risk investing); and Types of Management Practices (cash position, borrowing money and transferring assets, futures and options, interest rate transactions, managing foreign currency risk, lending of portfolio securities, when-issued securities and forward commitment contracts, portfolio turnover, and credit-quality considerations).

Equity Income Portfolio

What is the fund's objective?

The fund's objective is to provide substantial dividend income as well as long-term capital appreciation through investments in common stocks of established companies.

Most of the fund's assets will be invested in U.S. common stocks.

What is the fund's investment program?

Under normal circumstances, the fund will invest at least 65% of total assets in the common stocks of established companies paying above-average dividends. These companies are expected to have favorable prospects for dividend growth and capital appreciation, as determined by T. Rowe Price.

The fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.

What are the fund's major characteristics?

T. Rowe Price believes that income can be a significant contributor to total return over time and expects the fund's yield to be above that of the Standard & Poor's 500 Stock Index. The fund will tend to take a "value" approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios.

How does the fund select stocks for the portfolio?

The fund will generally consider companies with the following characteristics:

o     Established operating histories.

o Above-average current dividend yield relative to the average yield of the S&P 500.

o     Low price/earnings ratios relative to the S&P 500.

o     Sound balance sheets and other financial characteristics.

o Low stock price relative to a company's underlying value as measured by assets, earnings, cash flow, or business franchises.

What is meant by a "value" investment approach?

Value investors look for undervalued assets.

Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly.

Finding undervalued stocks requires considerable research to identify the particular stock, to analyze the company's underlying financial condition and prospects, and to assess the likelihood that the stock's underlying value will be recognized by the market and reflected in its price.

Some of the principal measures used to identify such stocks are:

o Price/earnings ratio. Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

o Price/book value ratio. This ratio, calculated by dividing a stock's price by its book value per share, indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

A stock selling at $10 with a dividend of $0.50 has a 5% yield.

o Dividend yield. A stock's dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock's own historic norm or that of its peers may suggest an investment opportunity.

o Price/cash flow. This is found by dividing a stock's price by the amount of cash flow per share generated by the company. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company's cash flow for reasons that may be temporary.

o Undervalued assets. This analysis compares a company's stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

o Restructuring opportunities. The market can react favorably to the announcement or the successful implementation of a corporate restructuring, financial engineering, or asset redeployment. Such events can result in an increase in a company's stock price. A value investor may try to anticipate these actions and invest before the market places an appropriate value on any actual or expected changes.

The fund's share price will fluctuate; when you sell your shares, you may lose money.

What are some of the fund's potential risks?

The fund's emphasis on stocks of established, high dividend-paying companies, as well as its possible exposure to fixed income securities, could limit its potential for capital appreciation. Sharply rising interest rates could also decrease the appeal of stocks purchased by the fund, further restraining total return.

What are some of the fund's potential rewards?

Dividends are normally a more stable and predictable component of total return than capital appreciation. While the price of a company's stock can go up or down in response to earnings or to fluctuations in the general market, dividends are usually more reliable. Stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

What are some potential risks and rewards of investing in the stock market?

Common stocks in general offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Economic growth has been punctuated by periodic declines. Share prices of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

How can I decide if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the price fluctuations inherent in stock investing in an effort to achieve income and capital appreciation, the fund could be an appropriate part of your overall investment strategy.

Is there other information I need to review before making a decision?

Be sure to review "Investment Policies and Practices" in Section 3, which discusses the following: Types of Portfolio Securities (common and preferred stocks, convertible securities and warrants, foreign securities, fixed income securities, high-yield/high-risk investing, hybrid instruments, and private placements); and Types of Management Practices (cash position, borrowing money and transferring assets, futures and options, managing foreign currency risk, lending of portfolio securities, and portfolio turnover).

Mid-Cap Growth Portfolio

The fund should not represent your complete investment program nor be used for short-term trading purposes.

What is the fund's objective?

The fund's investment objective is to provide long-term capital appreciation by investing in mid-cap stocks offering the potential for above-average earnings growth.

What is the fund's investment program?

The fund will invest at least 65% of its assets in a diversified portfolio of mid-cap companies whose earnings are expected by T. Rowe Price to grow at a faster rate than the average company.

Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible securities, and warrants, when considered consistent with the fund's investment objective and program. The fund may also engage in a variety of investment management practices, such as buying and selling futures and options. (Please see "Investment Policies and Practices" for further details about the fund's investments.)

What are "mid-cap growth" stocks?

A mid-cap company is defined as one whose market capitalization (number of shares outstanding multiplied by share price) falls within the capitalization range of companies included in the Standard & Poor's 400 Mid-Cap Index-generally, between $300 million and $4 billion. Mid-cap growth companies are often in the early, more dynamic phase of their life cycles, but are no longer considered new or emerging. By focusing their activities, mid-cap companies may be more responsive and better able to adapt to the changing needs of their markets than large companies. Mid-cap companies tend to offer higher growth prospects than larger companies. They tend to have greater resources, and therefore represent less risk, than smaller companies. They are usually mature enough to have established organizational structures and the depth of management needed to expand their operations. In addition, these companies generally have sufficient financial resources and access to capital to finance their growth.

Growth investors look for companies with above-average earnings gains.

What is meant by a "growth" investment approach?

More than 50 years ago, Thomas Rowe Price pioneered the growth stock theory of investing. It is based on the premise that inflation represents a more serious long-term threat to an investor's portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend in line with its growth in earnings. However, investors should be aware that, during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.

How does the fund select mid-cap stocks for the portfolio?

T. Rowe Price analysts seek to identify mid-cap companies with attractive growth prospects. The fund attempts to invest primarily in companies that offer proven products or services; have a historical record of above-average earnings growth; demonstrate the potential to sustain earnings growth; operate in industries experiencing increasing demand; or are believed to be undervalued in the marketplace.

The fund's share price will fluctuate; when you sell your shares, you may lose money.

What are some of the fund's potential risks?

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large, established companies. Also, growth stocks can be volatile for several reasons. Since they usually reinvest a high portion of earnings in their own businesses, they may lack the comfortable dividend yield associated with value stocks that can cushion total return in a declining market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

What are some of the fund's potential rewards?

Mid-cap companies may offer greater potential for capital appreciation than large, well-established companies because of their higher growth rates. Since mid-cap stocks are usually less actively followed by securities analysts, they could be undervalued by the market, providing opportunities for investors.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

What are some potential risks and rewards of investing in the stock market?

Common stocks in general offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. However, economic growth has been punctuated by periodic declines that can negatively affect corporate earnings and stock prices. Share prices of even the best managed, most profitable corporations can decline for reasons unrelated to their performance, such as swings in investor psychology or anticipated changes in interest rates. In addition, significant trading by large institutional investors can result in price fluctuations.

How can I decide if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance level for risk. If you can accept the greater risk of investing in mid-cap companies in an effort to achieve superior capital appreciation, the fund can be an appropriate part of your overall investment strategy.

Is there other information I need to review before making a decision?

Be sure to review "Investment Policies and Practices" in Section 3, which discusses the following: Types of Portfolio Securities (common and preferred stocks, convertible securities and warrants, foreign securities, hybrid instruments, and private placements); and Types of Management Practices (cash position, borrowing money and transferring assets, futures and options, managing foreign currency risk, lending of portfolio securities, and portfolio turnover).

New America Growth Portfolio

What is the fund's objective?

The fund's objective is to provide long-term growth of capital by investing primarily in the common stocks of U.S. growth companies operating in service industries.

What is the fund's investment program?

The fund will invest most of its assets in service companies, regardless of size, that are believed by T. Rowe Price to be above-average performers in their fields. Companies in the portfolio will range from larger blue chip firms to small, rapidly growing companies. The fund may also invest up to 25% of its assets in growth companies outside the service sector. Total return will consist primarily of capital appreciation or depreciation.

Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible securities and warrants, when consistent with the fund's investment objective and program. The fund may also engage in a variety of investment management practices, such as buying and selling futures and options.

The fund also includes companies whose prospects are closely tied to service industries.

What types of service companies will the fund invest in?

The fund will emphasize companies that derive a majority of their revenues or operating earnings from such activities as consumer services (retailing, entertainment and leisure, media and communications, restaurants and food distribution), business services (health care, computer services), and financial services (insurance, investment services).

T. Rowe Price analysts will attempt to identify service companies that are expected to show superior earnings growth. In addition to their growth prospects, companies will be judged according to their fundamental strength and the relative valuations of their stock prices.

Why does the fund emphasize the service sector?

If service companies, which represent over 50% of the U.S. economy, outpace overall economic growth, their stocks could generate above-average returns. Share prices generally rise with earnings over time, so companies with superior earnings growth can provide investors with the opportunity for attractive capital appreciation. In addition, service-oriented companies in general may be more resistant to economic downturns because they have lower fixed costs, are less capital intensive, and maintain smaller physical inventories than manufacturing companies.

While service-related companies will dominate, the fund will take advantage of its ability to invest in promising nonservice growth companies as opportunities occur.

Growth investors look for companies with above-average earnings gains.

What is meant by a "growth" investment approach?

More than 50 years ago, Thomas Rowe Price pioneered the growth stock theory of investing. It is based on the premise that inflation represents a more serious long-term threat to an investor's portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend in line with its growth in earnings. However, investors should be aware that, during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.

The fund's share price will fluctuate; when you sell your shares, you may lose money.

What are some of the fund's potential risks?

The fund may entail above-average risk since rapidly growing companies paying few dividends are generally more volatile than companies with slower growth rates and higher dividends. In addition, the portfolio may contain the stocks of small companies, that often have limited product lines, markets, or financial resources. These stocks may have limited marketability and may be subject to more volatile price movements than securities of larger companies.

What are some of the fund's potential rewards?

The fund offers the opportunity for significant, long-term capital appreciation by participating in the growth of dynamic service-related companies. In addition, the fund has the flexibility to seek appreciation opportunities through growth stock investments outside the service sector.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

What are some potential risks and rewards of investing in the stock market?

Common stocks in general offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Economic growth has been punctuated by periodic declines. Share prices of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

How can I decide if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the risk of price declines in an effort to achieve superior capital appreciation, the fund may be an appropriate part of your overall investment strategy.

Is there other information I need to review before making a decision?
Be sure to review "Investment Policies and Practices" in Section 3, which discusses the following: Types of Portfolio Securities (common and preferred stocks, convertible securities and warrants, foreign securities, hybrid instruments, and private placements); and Types of Management Practices (cash position, borrowing money and transferring assets, futures and options, managing foreign currency risk, lending of portfolio securities, and portfolio turnover).

International Stock Portfolio

Why invest in an international fund?

There are three main reasons:

o Expanded investment opportunities. More than half of the world's total stock market capitalization and two-thirds of global GNP consists of non-U.S. stocks and companies.

o The potential for higher long-term returns. For example, foreign stocks represented by the Morgan Stanley EAFE Index (Europe, Australia, Far
      East) outperformed U.S. stocks measured by the S&P 500 Stock Index in all but two rolling 10-year periods from 1981 through 1995. Of course, during this time there were shorter periods when U.S. stocks outperformed.

o Potentially reduced overall volatility for an all-U.S. stock portfolio. Since foreign stock markets tend to move independently of the U.S. market and each other, spreading investments across a number of markets can help smooth out fluctuations in the returns of your total equity holdings.

What is the fund's objective and investment program?

The fund's objective is long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among countries throughout the world-developed, newly industrialized, and emerging.

What securities can the fund invest in other than common stocks?

The fund expects to invest substantially all of its assets in common stocks. However, the fund may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the fund's investment objective and program. The fund may also engage in a variety of investment management practices, such as buying and selling futures and options. Under normal market conditions, the fund's investment in securities other than common stocks is limited to no more than 35% of total assets. However, for temporary defensive purposes, the fund may invest all or a significant portion of its assets in U.S. government and corporate debt obligations. The fund will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the fund from retaining a security downgraded to below investment grade after purchase.

How does the portfolio manager select stocks?

Rowe Price-Fleming uses a "bottom-up" approach to stock selection based on fundamental research. A company's prospects for achieving and sustaining above-average, long-term earnings growth is generally the manager's primary focus. However, valuation factors, such as price/earnings, price/cash flow, and price/book are also important considerations. In conjunction with identifying potential stocks for investment, external factors are also reviewed. For example, a country's or region's political, economic, and financial status help shape the outlook for individual stocks and also affect decisions regarding the prudent level of overall exposure to particular areas.

Exchange rate movements can be large and can last for extended periods.

What are the major risks associated with international investing and this fund?

Stock prices of foreign and U.S. companies are subject to many of the same influences, such as general economic conditions, company and industry earnings prospects, and investor psychology. However, investing in foreign securities also involves additional risks which can increase the potential for the losses in the fund. These risks can be significantly magnified for investments in emerging markets.

o Currency fluctuations. Transactions in foreign securities are conducted in local currencies, so dollars must often be exchanged for another currency when a stock is bought or sold or a dividend is paid. Likewise, share price quotations and total return information reflect conversion into dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, if a French stock rose 10% in price during a year, but the U.S. dollar gained 5% against the French franc during that time, the U.S. investor's return would be reduced to 5%. This is because the franc would "buy" fewer dollars at the end of the year than at the beginning, or, conversely, a dollar would buy more francs.

o Costs. It is more expensive for U.S. investors to trade in foreign markets than in the U.S. Mutual funds offer a very efficient way for individuals to invest abroad, but the overall expense ratios of international funds are usually somewhat higher than those of typical domestic stock funds.

While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

o Political and economic factors. The economies, markets, and political structures of a number of the countries in which the fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is especially true for emerging markets such as those found in Latin America, China, and certain Asian countries, Eastern Europe, and Africa. However, even investments in countries with highly developed economies are subject to risk. For example, the Japanese stock market historically has experienced wide swings in value.

      Some economies are less well developed (for example, those in Latin America, Eastern Europe, Africa, and certain Asian countries), overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures (for example, Japan, Southeast Asia, Latin America, Eastern Europe, and Africa). This makes investment in such markets significantly riskier than in other countries. Some countries, particularly in Latin America and Africa, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as Eastern Europe, China, and Africa, should be regarded as speculative.

For more details on potential risks of foreign investments, please see "Investment Policies and Practices."

      Certain countries have histories of instability and upheaval (for example, Latin America and Africa) with respect to their internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair a fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.

o Legal, regulatory, and operational. Certain countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S., and have settlement practices, such as delays, which could subject a fund to risks not customary in the U.S. In addition, securities markets in these countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

o Pricing. Portfolio securities may be listed on foreign exchanges that are open days (such as Saturdays) when the fund does not compute its price. As a result, the fund's net asset value may change significantly on days when shareholders cannot make transactions.

The fund's share price will fluctuate; when you sell your shares, you may lose money.

What can I expect in terms of price volatility?

Like U.S. stock investments, common stocks of foreign companies offer investors a way to build capital over time. Nevertheless, the long-term rise of foreign stock prices as a group has been punctuated by periodic declines. Share prices of even the best managed, most profitable corporations, whether U.S. or foreign, are subject to market risk, which means they can fluctuate widely.

In less well-developed stock markets, such as those in Latin America, Eastern Europe, Africa, and certain Asian countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices.

How does the portfolio manager try to reduce risk?

The principal tools are intensive research and diversification; currency hedging techniques are used from time to time.

o In addition to conducting on-site research in portfolio countries and companies, Price-Fleming has close ties with investment analysts based throughout the world.

o Diversification significantly reduces but does not eliminate risk. The impact on the fund's share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced because investments are spread among many countries.

      Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager's analysis and outlook.

o While currency translation does affect the shorter-run returns provided by foreign stocks, its influence on longer-term results generally has been outweighed by price trends on local stock exchanges. Therefore, under normal conditions, the fund does not engage in extensive hedging programs. However, when foreign exchange rates are expected to be unfavorable for U.S. investors, fund managers can hedge the risk through use of currency forwards and options. In a general sense, these tools allow a manager to exchange currencies in the future at a rate specified in the present. (For more details, please see "Foreign Currency Transactions" under "Investment Policies and Practices.") If the manager's forecast is wrong, the hedge may cause a loss. Also, it may be difficult or not practical to hedge currency risk in many emerging countries.

What are some of the opportunities represented by major overseas markets?

o Europe: Market deregulation, privatization, and lower trade barriers have expanded the range of investment opportunities. The emergence of capitalist economics in Eastern Europe could, over the long term, open previously inaccessible markets and also provide a lower-cost, skilled labor pool, which may further stimulate European economies.

o Asia: No longer solely dependent on the Japanese "engine" for growth, the newly industrialized countries of the Pacific Rim are powered by worldwide exports and, increasingly, by strong regional demand. In addition, China's move toward a more capitalistic economy has positive implications for the entire region's future.

o Japan: Although its growth rate has slowed, the longer-term outlook for Japan's economy is positive. In addition to its productive labor force, technological expertise, and commitment to capital investment, Japan's shift to a more domestic-oriented economy could promote future growth and create new investment opportunities.

o Latin America: After years of stagnation, some countries here are experiencing rising growth rates that reflect lower trade barriers, privatization of industry, progress on reducing inflation, and restructuring of national debt burdens.

o Emerging markets: A number of countries in Latin America, Eastern Europe, Asia, and Africa are emerging from periods of economic stagnation and offer the potential for growth exceeding that of the U.S. and other developed countries. The countries initiating market-based economic reforms could benefit from significant amounts of capital inflows.

How can I decide if the fund may be appropriate for me?

First, be sure that your investment objective is the same as the fund's: capital appreciation over time. If you will need the money you plan to invest in the near future, the fund is not suitable.

Second, your decision should take into account whether you have any other foreign stock investments.

Third, consider your risk tolerance and the risk profile of the fund.

Is there other information I need to review before making a decision?

Be sure to review "Investment Policies and Practices" in Section 3, which discusses the following: Types of Portfolio Securities (common and preferred stocks, convertible securities and warrants, fixed income securities, hybrid instruments, passive foreign investment companies, and private placements); and Types of Management Practices (cash position, borrowing money and transferring assets, foreign currency transactions, futures and options, tax consequences of hedging, and portfolio turnover).

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Compare these to the description of the funds. You may find the chart set forth below helpful in this process.

You can purchase shares in these funds for variable annuity contracts.

Comparison of Variable Annuity Portfolios
____________________________________________________________________________
Portfolio         Investment                  Portfolio
                  Emphasis                    Risk/Reward Profile
____________________________________________________________________________
Prime             High-quality, U.S. dollar-  Managed to maintain stable
Reserve           denominated money market    share price of $1.00 while
                  securities                  generating current income.
____________________________________________________________________________
Limited-          Short- and intermediate-    Moderate income level and
Term Bond         term investment-grade       share price fluctuations.
                  bonds
____________________________________________________________________________
Personal          Approximately 60% stocks,   Middle-of-the-road approach.
Strategy          30% bonds, 10% money        Higher risk and return poten-
Balanced          markets                     tial than a bond fund, but
                                              lower than a stock fund.
____________________________________________________________________________
Equity            Stocks of established com-  Relatively conservative stock
Income            panies with above average   fund. Greater risk and return
                  dividends                   potential than a bond fund,
                                              but lower than a growth
                                              stock fund.
____________________________________________________________________________
Mid-Cap           Stocks of medium-sized      Moderately aggressive
Growth            growth companies            domestic stock fund.
                                              Relatively high potential
                                              risk and reward.
____________________________________________________________________________
New               Stocks of rapidly growing   Aggressive domestic stock
America           U.S. companies operating    fund. High potential risk and
Growth            in the service sector       reward.
____________________________________________________________________________
International     Stocks of established non-  Aggressive international
Stock             U.S. companies              stock fund.  High potential
                                              risk and reward; subject to
                                              risks unique to foreign
                                              investing.
____________________________________________________________________________
Table 3

About Your Account

Pricing Shares and Receiving Sale Proceeds

Here are some procedures you should know when investing in a fund. For instructions on how to purchase a T. Rowe Price No-Load Variable Annuity Contract, read the attached separate account prospectus for the T. Rowe Price No-Load Variable Annuity.

Shares of each fund will be offered to insurance company separate accounts (including the T. Rowe Price Variable Annuity Account, a separate account of Security Benefit Life Insurance Company ("Security Benefit")) established for the purpose of funding variable annuity contracts. They may also be offered to insurance company separate accounts established for the purpose of funding variable life contracts. Variable annuity and variable life Contract Holders or Participants (including individuals purchasing the T. Rowe Price No-Load Variable Annuity) are not the shareholders of a fund. Rather, the separate account is the shareholder. The T. Rowe Price No-Load Variable Annuity and Variable Life Contracts are issued by Security Benefit and described in the attached prospectus. The funds assume no responsibility for any insurance company prospectuses, or variable annuity or life contracts.

Shares of the funds are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain other charges may apply to annuity or life contracts. Those charges are disclosed in the accompanying prospectus for the T. Rowe Price No-Load Variable Annuity.

How and when shares are priced

The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost is used to value money fund securities.

Additional information regarding pricing for the International Stock Portfolio only is discussed at right.

The calculation of the International Stock Portfolio's net asset value normally will not take place contemporaneously with the determination of the value of the fund's portfolio securities. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time the fund's net asset value is calculated will not be reflected in the fund's net asset value unless Price-Fleming, under the supervision of the fund's Board of Directors, determines that the particular event should be taken into account in computing the fund's net asset value.

How your purchase, sale, or exchange price is determined

Purchases. Security Benefit purchases shares of a fund for the T. Rowe Price Variable Annuity or Variable Life Account, using premiums allocated by the Contract Holders or Participants. Shares are purchased at the NAV next determined after Security Benefit receives the premium payment in acceptable form. Initial and subsequent payments allocated to a fund are subject to the limits stated in the attached separate account prospectus.

Redemptions. Security Benefit redeems shares of a fund to make benefit or surrender payments under the terms of its Contracts. Redemptions are processed on any day on which the New York Stock Exchange is open and are priced at a fund's NAV next determined after the insurance company receives a surrender request in acceptable form.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

How Security Benefit receives the proceeds from a sale

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Investment Company Act of 1940. The amount received upon redemption of the shares of the fund may be more or less than the amount paid for the shares, depending on the fluctuations in the market value of the assets owned by a fund.

Dividends and Other Distributions

For a discussion of the tax status of your variable annuity or life contract, please refer to the attached separate account prospectus.

Dividends and other distributions. The policy of each fund is to distribute all of its net investment income and net capital gains each year to its shareholders, which are the separate accounts established by the various insurance companies in connection with their issuance of variable annuity and life contracts. Dividends from net investment income for the Prime Reserve and Limited-Term Bond Portfolios are declared daily and paid monthly. Dividends for the Personal Strategy Balanced and Equity Income Portfolios are declared and paid quarterly. Dividends (if any) for the other funds are declared and paid annually. All fund distributions made to a separate account will be reinvested automatically in additional fund shares, unless a shareholder (separate account) elects to receive distributions in cash. Under current law, dividends and distributions made by a fund to separate accounts, generally, are not taxable to the separate accounts, the insurance company or the Contract Holder, provided that the separate account meets the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, and other tax-related requirements are satisfied. The funds intend to diversify their investments in the manner required under Code Section 817(h).

Foreign Transactions. If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce a fund's dividends.

More About the Funds

Organization and Management

How are the funds organized?

T. Rowe Price Fixed Income Series, Inc. ("Income Corporation"), T. Rowe Price Equity Series, Inc. ("Equity Corporation") and T. Rowe Price International Series, Inc. ("International Corporation") are each Maryland corporations organized in 1994 and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment companies, commonly known as "mutual funds." Mutual funds pool money received from shareholders and invest it to try to achieve specific objectives. Each Corporation is a series fund and has the authority to issue other series in addition to those currently in existence.

Currently, the Fixed Income Corporation has two series, the Limited-Term Bond Portfolio (established in 1994) and the Prime Reserve Portfolio (established in 1996); the Equity Corporation has four series, the Personal Strategy Balanced, Equity Income, and New America Growth Portfolios (each established in 1994) and the Mid-Cap Growth Portfolio (established in 1996); and the International Corporation has one series, the International Stock Portfolio (established in 1994), and each representing a separate class of shares having different objectives and investment policies.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

o Receive a proportional interest in a fund's income and capital gain distributions.

o Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.

The shares of the fund have equal voting rights. The various insurance companies own the outstanding shares of the fund in their separate accounts. These separate accounts are registered under the 1940 Act or are excluded from registration thereunder. Under current law, the insurance companies must vote the shares held in registered separate accounts in accordance with voting instructions received from variable Contract Holders or Participants having the right to give such instructions.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes of a fund may call a special meeting if they wish for the purpose of voting on the removal of any fund director.

Who runs the funds?

General Oversight. The funds are governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the funds' officers. The policy of the funds is that a majority of Board members will be independent of their investment manager.

Prime Reserve Portfolio
Limited-Term Bond Portfolio
Equity Income Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio

Investment Manager. T. Rowe Price is responsible for selection and management of the funds' portfolio investments. T. Rowe Price serves as investment manager to a variety of individual and institutional investors, including limited and real estate partnerships and other mutual funds.

T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr. in 1937. As of September 30, 1996, T. Rowe Price and its affiliates managed over $92 billion of assets for over four million individual and institutional investor accounts.

International Stock Portfolio

Investment Manager. Price-Fleming is responsible for selection and management of the fund's portfolio investments. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price-Fleming has offices in Baltimore, London, Tokyo, and Hong Kong.

Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
T. Rowe Price and Robert Fleming Holdings Limited (Flemings).

Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg.

T. Rowe Price, Flemings, and Jardine Fleming are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by Jardine Fleming Group Limited (Jardine Fleming). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

Research and Administration. Certain administrative support is provided by T. Rowe Price, which receives from Price-Fleming a fee of .15% of the market value of all assets in equity accounts, .15% of the market value of all assets in active fixed income accounts, and .035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Additional investment research and administrative support for equity investments is provided to Price-Fleming by Fleming Investment Management Limited (FIM) and Jardine Fleming International Holdings Limited (JFIH), for which each receives from Price-Fleming a fee of .075% of the market value of all assets in equity accounts under Price-Fleming's management. Fleming International Asset Management Limited (FIAM) and JFIH each receive a fee of .075% of the market value of all assets in active fixed income accounts and .0175% of such market value in passive fixed income accounts under Price-Fleming's management. FIM and JFIH are wholly owned subsidiaries of Flemings and Jardine Fleming, respectively, and FIAM is an indirect subsidiary of Flemings.

Portfolio Management.

The Prime Reserve Portfolio has an Investment Advisory Committee composed of the following members: Edward A. Wiese, Chairman, Patrice L. Berchtenbreiter, Paul W. Boltz, Brian E. Burns, Robert P. Campbell, Donna M. Davis-Ennis, James
M. McDonald, Joan R. Potee, Robert M. Rubino, and Gwendolyn G. Wagner. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Wiese has been chairman of the fund's committee since its inception in 1996. He joined T. Rowe Price in 1984 and has been managing investments since 1985.

The Limited-Term Bond Portfolio has an Investment Advisory Committee composed of the following members: Edward A. Wiese, Chairman, Robert P. Campbell, Christy M. DiPietro, Thomas E. Tewksbury, and Mark J. Vaselkiv. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Wiese has been chairman of the fund's committee since 1995. Mr. Wiese joined
T. Rowe Price in 1984 and has been managing investments since 1985.

The Equity Income Portfolio has an Investment Advisory Committee composed of the following members: Brian C. Rogers, Chairman, Thomas H. Broadus Jr., Richard P. Howard, William J. Stromberg, and Daniel Theriault. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Rogers has been chairman of the committee since its inception in 1994. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

The Mid-Cap Growth Portfolio has an Investment Advisory Committee composed of the following members: Brain W. H. Berghuis, Chairman, Marc L. Baylin, James
A. C. Kennedy, and John F. Wakeman. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Berghuis has been chairman of the fund's committee since its inception in 1996. Mr. Berghuis has been managing investments since joining T. Rowe Price in 1985.

The New America Growth Portfolio has an Investment Advisory Committee composed of the following members: John H. Laporte, Chairman, Brian W. H. Berghuis, and John F. Wakeman. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Laporte has been chairman of the fund's committee since 1988. Mr. Laporte joined T. Rowe Price in 1976 and has been managing investments since 1984.

The Personal Strategy Balanced Portfolio's investments are guided by two committees. An Asset Allocation Committee meets regularly to determine the asset allocation of the fund among stocks, bonds, and money market securities. Committee members include Peter Van Dyke, Chairman, Stephen W. Boesel, Edmund
M. Notzon, William T. Reynolds, James S. Riepe, Charles P. Smith, and M. David Testa.

Day-to-day responsibility for managing the fund's investments lies with an Investment Advisory Committee which includes Chairman Van Dyke, Messrs. Boesel, Gillespie, Notzon, Donald J. Peters, Reynolds, Testa, Judith B. Ward, and Richard T. Whitney.

The Asset Allocation Committee has been acting in this role for T. Rowe Price since 1990, and its members bring a wide range of investment experience to this task. Members of the Investment Advisory Committee responsible for making day-to-day portfolio decisions for the fund are each experienced investment managers. Mr. Van Dyke has been managing investments since joining T. Rowe Price in 1985.

The International Stock Portfolio has an Investment Advisory Group composed of the following members: Martin G. Wade, Christopher D. Alderson, Peter B. Askew, Richard J. Bruce, Mark J. T. Edwards, John R. Ford, James B. M. Seddon, Benedict R. F. Thomas, and David J. L. Warren. This group has day-to-day responsibility for managing the portfolio and developing and executing the fund's investment program.

Martin Wade joined Price-Fleming in 1979 and has 26 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming.) Christopher Alderson joined Price-Fleming in 1988, and has nine years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Price-Fleming in 1988 and has 20 years of experience managing multi-currency fixed income portfolios. Richard Bruce joined Price-Fleming in 1991 and has seven years of experience in investment management with the Fleming Group in Tokyo. Mark Edwards joined Price-Fleming in 1986 and has 14 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 15 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has nine years of portfolio management experience. Benedict Thomas joined Price-Fleming in 1988 and has six years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 15 years of experience in equity research, fixed income research, and portfolio management.

Portfolio Transactions. Decisions with respect to the purchase and sale of a fund's portfolio securities on behalf of the fund are made by T. Rowe Price or Price-Fleming, as the case may be. Each fund's Board of Directors has authorized T. Rowe Price or Price-Fleming to utilize affiliates of Flemings and Jardine Fleming in the capacity of broker in connection with the execution of the fund's portfolio transactions. Price-Fleming would utilize these affiliates only if it believes that doing so would result in an economic advantage (in the form of lower execution costs or otherwise) being obtained by the International Stock Portfolio.

Marketing. T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

Shareholder Services. T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. T. Rowe Price calculates the daily share price and maintains the portfolio and general accounting records of the fund. The address for T. Rowe Price Services, Inc. is 100 East Pratt St., Baltimore, MD 21202.

How are fund expenses determined?

Under the management agreement, all expenses of each fund will be paid by T. Rowe Price (or in the case of International Stock Portfolio, Price-Fleming), except interest, taxes, brokerage commissions, directors' fees and expenses (including counsel fees and expenses) and extraordinary expenses. The Board of Directors of each fund reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price or Price-Fleming, under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price or Price-Fleming, as the case may be.

The Management Fee. Each fund pays T. Rowe Price, or for the International Stock Portfolio, Price-Fleming, a single, all-inclusive fee based on the fund's average daily net assets to cover investment management and operating expenses. The all-inclusive management fee for each fund is noted below.

Prime Reserve Portfolio                        0.55%
Limited-Term Bond Portfolio                    0.70%
Personal Strategy Balanced Portfolio           0.90%
Equity Income Portfolio                        0.85%
Mid-Cap Growth Portfolio                       0.85%
New America Growth Portfolio                   0.85%
International Stock Portfolio                  1.05%

From time to time, T. Rowe Price or, for the International Stock Portfolio, Price-Fleming, may pay participating insurance companies for services provided by such insurance companies for the fund or on behalf of contract holders.

Variable Annuity and Variable Life Charges. Variable annuity and variable life fees and charges are in addition to those described previously and are described in variable annuity and life prospectuses.

The funds may serve as an investment medium for both variable annuity contracts and variable life insurance policies. Shares of the funds may be offered to separate accounts established by any number of insurance companies. The funds currently do not foresee any disadvantages to variable annuity contract owners due to the fact that the funds may serve as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the funds serve as an investment medium might at some time be in conflict. However, each fund's Board of Directors is required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, an insurance company participating in a fund might be required to redeem the investment of one or more of its separate accounts from the fund. This might force the fund to sell securities at disadvantageous prices.

Understanding Performance Information

This section should help you understand the terms used to describe each fund's performance. You will come across them in shareholder reports you receive from us.

Total return is the most widely used performance measure. Detailed performance information is included in fund annual and semiannual shareholder reports and in the quarterly Performance Update, which are available without charge.

Total Return

This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

Cumulative Total Return

This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.

Average Annual Total Return

This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual, cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.

Yield

The Prime Reserve Portfolio may advertise "current" yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.

The Limited-Term Bond Portfolio may advertise a yield figure derived by dividing the fund's net investment income per share (as defined by applicable SEC regulations) during a 30-day base period by the per share price on the last day of the base period.

Total returns and yields quoted for the funds include the effect of deducting each fund's expenses, but may not include charges and expenses attributable to any particular insurance product. Since you can only purchase shares of the funds through an insurance product, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a fund's performance has the effect of increasing the performance quoted.

Investment Policies and Practices

This section takes a detailed look at some of the types of securities each fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made; however, the Prime Reserve Portfolio must also comply with Rule 2a-7 under the Investment Company Act of 1940.

A fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth herein. For instance, these funds are not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more than a 5% impact on a fund's share price. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

Changes in each fund's holdings, each fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Prime Reserve Portfolio

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of short-term security or instrument whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

Money Market Securities. Money market securities are IOUs issued by companies or governmental units. Money market securities may be interest-bearing or discounted to reflect the rate of interest paid. In the case of interest-bearing securities, the issuer has a contractual obligation to pay coupon interest at a stated rate on specific dates and to repay the face value on a specified date. In the case of a discount security, no coupon interest is paid, but the security's price is discounted so that the interest is realized when the security matures at face value. In either case, an issuer may have the right to redeem or "call" the security before maturity, and the investor may have to reinvest the proceeds at lower market rates.

Except for adjustable rate instruments, a money market security's interest rate, as reflected in the coupon rate or discount, is usually fixed for the life of the security. Its current yield (coupon or discount as a percent of current price) will fluctuate to reflect changes in interest rate levels. A money market security's price usually rises when interest rates fall, and vice versa.

Money market securities may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

Certain money market securities have interest rates that are adjusted periodically which tend to minimize fluctuations in their principal value. When calculating its weighted average maturity, the fund may shorten the maturity of these securities in accordance with Rule 2a-7.

Operating policy: Except as may be permitted by Rule 2a-7, the fund will not purchase any security (other than a U.S. government security) if it would cause the fund to have more than: (1) 5% of its total assets in securities of that issuer, where the securities are prime securities (other than for certain temporary, limited purposes); or (2) where the securities are not prime securities, 5% of its total assets in such securities and 1% of its total assets in the securities of that issuer.

Asset-Backed Securities. An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are subject to prepayments which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, servicing agent, or of the financial institution providing the credit support. There is no limit on the fund's investment in these securities.

Foreign Securities. The fund may invest in certain foreign securities-dollar-denominated money market securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards.

Operating policy: The fund may invest without limit in U.S. dollar-denominated foreign securities.

Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid and their sale may involve substantial delays and additional costs.

Operating policy: The fund will not invest more than 10% of its net assets in illiquid securities.

Types of Management Practices

Borrowing Money and Transferring Assets. The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy: Borrowings may not exceed 33 1/3% of total fund assets. Operating policies: The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

In accordance with California law, the fund may not borrow more than 10% of its net asset value when borrowing for any general purposes; and the fund may not borrow more than 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

Lending of Portfolio Securities. Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

Fundamental policy: The value of loaned securities may not exceed 33 1/3% of total fund assets.

Limited-Term Bond Portfolio

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

Fundamental policy: The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

Bonds. A bond is an interest-bearing security-an IOU-issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current.

Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

Certain bonds have interest rates that are adjusted periodically, which tend to minimize fluctuations in their principal value. The maturity of those securities may be shortened under certain specified conditions.

Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

Asset-Backed Securities. An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are subject to prepayments which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, servicing agent, or of the financial institution providing the credit support. There is no limit on the portion of the fund's fixed income investments in these securities.

Mortgage-Backed Securities. The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. There is no limit on the portion of the fund's fixed income investments in these securities.

Additional mortgage-backed securities in which the fund may invest include:

o Collateralized Mortgage Obligations (CMOs). CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

o Stripped Mortgage Securities. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs) and one principal payments
      (POs). Unlike other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund could use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the fund's investment in CMOs, IOs, or POs will be successful, and the fund's total return could be adversely affected as a result.

Operating policy: The fund may invest up to 10% of its total assets in stripped mortgage-backed securities.

Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

Operating policy: The fund may invest up to 10% of its total assets in hybrid instruments.

High-Yield/High-Risk Investing. The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on
T. Rowe Price's credit analysis. A real or perceived economic downturn or rising interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.

Operating policy: The fund will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities.

Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid and their sale may involve substantial delays and additional costs.

Operating policy: The fund will not invest more than 15% of its net assets in illiquid securities.

Foreign Securities. The fund may invest in foreign securities, including nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). To the extent the fund invests in developing countries, these risks are increased.

Operating policy: The fund may invest without limitation in U.S.
dollar-denominated debt securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks and may invest up to 10% of its total assets (excluding reserves) in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside the U.S.

Types of Management Practices

Cash reserves provide flexibility and serve as a short-term defense during periods of unusual market volatility.

Cash Position. The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

Borrowing Money and Transferring Assets. The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy: Borrowings may not exceed 33 1/3% of total fund assets.

Operating policies: The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

In accordance with California law, the fund may not borrow more than 10% of its net asset value when borrowing for any general purposes; and the fund may not borrow more than 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

Futures are used to manage risk; options give the investor the option to buy or sell an asset at a predetermined price in the future.

Futures and Options. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

Operating policies: Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

Interest Rate Swaps. The fund may enter into various interest rate transactions (a type of potentially high-risk derivative investment) such as interest rate swaps and the purchase or sale of interest rate caps, collars, and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other purposes.

Operating policy: The fund will not invest more than 10% of its total assets in interest rate swaps.

Managing Foreign Currency Risk. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." The fund may also use these contracts to create a synthetic bond-issued by a U.S. company, for example, but with the dollar component transformed into a foreign currency. Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

Operating policy: The fund will not commit more than 10% of its total assets to forward currency contracts.

Lending of Portfolio Securities. Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

Fundamental policy: The value of loaned securities may not exceed 33 1/3% of the fund's total assets.

When-Issued Securities and Forward Commitment Contracts. The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the fund's fixed income investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.

Portfolio Turnover. The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The fund's annualized portfolio turnover rate for the six-month period ended June 30, 1996, was 132.7%. The fund's portfolio turnover rate for the fiscal year ended December 31, 1995, was 73.7%. For the fiscal period ended December 31, 1994, the fund's annualized portfolio turnover rate was 146.0%.

Bond Ratings and High-Yield Bonds. Larger bond issues are evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. T. Rowe Price research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB (see Table 3).

____________________________________________________________________________
Ratings of Corporate Debt Securities
______________________________________________________________________________
           Moody's Investors  Standard & Poor's  Fitch Investors Definition
           Service, Inc.      Corporation        Service, Inc.

______________________________________________________________________________
Long-Term  Aaa                AAA                AAA             Highest
                                                                 quality
______________________________________________________________________________
           Aa                 AA                 AA              High
                                                                 quality
______________________________________________________________________________
           A                  A                  A               Upper
                                                                 medium
                                                                 grade
______________________________________________________________________________
           Baa                BBB                BBB             Medium
                                                                 grade
______________________________________________________________________________
           Ba                 BB                 BB              Speculative
______________________________________________________________________________
           B                  B                  B               Highly
                                                                 speculative
______________________________________________________________________________
           Caa                CCC, CC            CCC, CC         Vulnerable
                                                                 to default
______________________________________________________________________________
           Ca                 C                  C               Default is
                                                                 imminent
______________________________________________________________________________
           C                  D                  DDD, DD, D      Probably in
                                                                 default
______________________________________________________________________________
Commercial P-1 Superior       A-1+ Extremely     F-1+ Exceptionally
Paper      quality            strong quality     strong quality
______________________________________________________________________________
                              A-1 Strong         F-1 Very strong
                              quality            quality
______________________________________________________________________________
           P-2 Strong         A-2 Satisfactory   F-2 Good
           quality            quality            credit quality
______________________________________________________________________________
           P-3 Acceptable     A-3 Adequate       F-3 Fair
           quality            quality            credit quality
______________________________________________________________________________
                              B Speculative      F-S Weak
                              quality            credit quality
______________________________________________________________________________
                              C Doubtful
                              quality
______________________________________________________________________________

Table 4

Personal Strategy Balanced Portfolio

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

Fundamental policy: The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

Bonds. A bond is an interest-bearing security-an IOU-issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current.

Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

Certain bonds have interest rates that are adjusted periodically, which tend to minimize fluctuations in their principal value. The maturity of those securities may be shortened under certain specified conditions.

Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

Operating policy: At least 25% of the fund's total assets must be senior fixed income securities.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Convertible Securities and Warrants. The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Foreign Securities. The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries and there is no limit on the amount of the fund's foreign investments which may be made in such countries.

Operating policy: The fund may invest up to 35% of its total assets (excluding reserves) in foreign securities.

Asset-Backed Securities. An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are subject to prepayments which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, servicing agent, or of the financial institution providing the credit support. There is no limit on the portion of the fund's fixed income investments in these securities.

Mortgage-Backed Securities. The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. There is no limit on the portion of the fund's fixed income investments in these securities.

Additional mortgage-backed securities in which the fund may invest include:

o Collateralized Mortgage Obligations (CMOs). CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

o Stripped Mortgage Securities. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs) and one principal payments
      (POs). Unlike other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund could use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the fund's investment in CMOs, IOs, or POs will be successful, and the fund's total return could be adversely affected as a result.

Operating policy: The fund may invest up to 10% of its total assets in stripped mortgage securities.

High-Yield/High-Risk Investing. The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those related below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

Operating policy: The fund may invest up to 20% of its total assets in below-investment-grade or junk bonds.

Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

Operating policy: The fund may invest up to 10% of its total assets in hybrid instruments.

Investment Funds. The fund may invest in other investment funds or companies, primarily where such investments would be the only practical means of investing in certain foreign countries. Such investments would result in the fund paying additional or duplicative fees and expenses. The risks of such investments would reflect the risks of investing in the types of securities in which the investment fund or companies invest.

Operating policy: The fund may invest up to 10% of its assets in other investment funds and companies.

Zero Coupon Bonds and Pay-in-Kind Bonds. A zero coupon bond does not make cash interest payments during the life of the bond. Instead, it is sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity. "Zeros" can be an attractive financing method for issuers with near-term cash-flow problems. Pay-in-kind
(PIK) bonds pay interest in cash or additional securities, at the issuer's option, for a specified period. Like zeros, they may help a corporation economize on cash. PIK prices reflect the market value of the underlying debt plus any accrued interest. Zeros and PIKS can be higher- or lower-quality debt, and both are more volatile than coupon bonds.

The fund is required to distribute to shareholders income imputed to any zero or PIK investments. Such distributions could reduce the fund's reserve position.

Operating policy: The fund may invest up to 10% of its total assets in zero coupon and pay-in-kind bonds.

Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid and their sale may involve substantial delays and additional costs.

Operating policy: The fund will not invest more than 15% of its net assets in illiquid securities. As part of this limit, the fund will not invest more than 10% in certain restricted securities.

Types of Management Practices

Cash reserves provide flexibility and serve as a short-term defense during periods of unusual market volatility.

Cash Position. The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

Borrowing Money and Transferring Assets. The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy: Borrowings may not exceed 331_3% of total fund assets.

Operating policies: The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

In accordance with California law, the fund may not borrow more than 10% of its net asset value when borrowing for any general purposes; and the fund may not borrow more than 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

Futures are used to manage risk; options give the investor the option to buy or sell an asset at a predetermined price in the future.

Futures and Options. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

Operating policies: Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

Interest Rate Transactions. The fund may enter into various interest rate transactions (a type of potentially high-risk derivative investment) such as interest rate swaps and the purchase or sale of interest rate caps, collars, and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other purposes.

Operating policies: The fund will not invest more than 10% of its total assets in interest rate transactions.

Managing Foreign Currency Risk. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

Lending of Portfolio Securities. Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

Fundamental policy: The value of loaned securities may not exceed 33 1/3% of the fund's total assets.

When-Issued Securities and Forward Commitment Contracts. The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the fund's fixed income investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.

Portfolio Turnover. The fund will not generally trade in securities (either common stocks or bonds) for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's annualized portfolio turnover rate for the fiscal periods ended December 31, 1995, and June 30, 1996, were 39.3% and 31.5%, respectively.

Credit-Quality Considerations. The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's. Credit quality refers to the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of the fund, including those rated by outside agencies. The lower the rating on a bond, the higher the yield, other things being equal.

Table 5 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings, but emphasizes its own credit analysis when selecting investments.
___________________________________________________________________________
Ratings of Corporate Debt Securities
___________________________________________________________________________
           Moody's Investors Standard & Poor's Fitch Investors Definition
           Service, Inc.     Corporation       Service, Inc.
___________________________________________________________________________
Long-Term  Aaa               AAA               AAA             Highest
                                                               quality
___________________________________________________________________________
           Aa                AA                AA              High
                                                               quality
___________________________________________________________________________
           A                 A                 A               Upper
                                                               medium
                                                               grade
___________________________________________________________________________
           Baa               BBB               BBB             Medium
                                                               grade
___________________________________________________________________________
           Ba                BB                BB              Speculative
___________________________________________________________________________
           B                 B                 B               Highly
                                                               speculative
___________________________________________________________________________
           Caa               CCC, CC           CCC, CC         Vulnerable
                                                               to default
___________________________________________________________________________
           Ca                C                 C               Default is
                                                               imminent
___________________________________________________________________________
           C                 D                 DDD, DD, D      Probably in
                                                               default
___________________________________________________________________________
Commercial P-1 Superior      A-1+ Extremely    F-1+ Exceptionally
paper      quality           strong quality    strong quality
___________________________________________________________________________
                             A-1 Strong        F-1 Very strong
                             quality           quality
___________________________________________________________________________
           P-2 Strong        A-2 Satisfactory  F-2 Good
           quality           quality           credit quality
___________________________________________________________________________
           P-3 Acceptable    A-3 Adequate      F-3 Fair
           quality           quality           credit quality
___________________________________________________________________________
                             B Speculative     F-S Weak
                             quality           credit quality
___________________________________________________________________________
                             C Doubtful
                             quality
___________________________________________________________________________

Table 5

Equity Income Portfolio

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

Fundamental policy: The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Convertible Securities and Warrants. The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Foreign Securities. The fund may invest in foreign securities, including nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). To the extent the fund invests in developing countries, these risks are increased.

Operating policy: The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

Fixed Income Securities. The fund may invest in debt securities of any type including municipal securities without regard to quality or rating. Such securities would be purchased in companies, or municipalities, or entities which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

High-Yield/High-Risk Investing. The total return and yield of lower-quality (high-yield/ high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Operating policy: The fund will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities.

Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Operating policy: The fund may invest up to 10% of its total assets in hybrid instruments.

Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid and their sale may involve substantial delays and additional costs.

Operating policy: The fund will not invest more than 15% of its net assets in illiquid securities. As part of this limit, the fund will not invest more than 10% in certain restricted securities.

Types of Management Practices

Cash reserves provide flexibility and serve as a short-term defense during periods of unusual market volatility.

Cash Position. The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

Borrowing Money and Transferring Assets. The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy: Borrowings may not exceed 33 1/3% of total fund assets.

Operating policies: The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

In accordance with California law, the fund may not borrow more than 10% of its net asset value when borrowing for any general purposes; and the fund may not borrow more than 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

Futures are used to manage risk; options give the investor the option to buy or sell an asset at a predetermined price in the future.

Futures and Options. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

Operating policies: Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

Managing Foreign Currency Risk. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

Lending of Portfolio Securities. Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

Fundamental policy: The value of loaned securities may not exceed 33 1/3% of the fund's total assets.

Portfolio Turnover. The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The fund's annualized portfolio turnover rate for the six months ended June 30, 1996, was 14.6%. The fund's portfolio turnover rate for the fiscal year ended December 31, 1995, was 10.1%. For the fiscal period ended December 31, 1994, the fund's annualized portfolio turnover rate was 21.3%.

Mid-Cap Growth Portfolio

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

Fundamental policy: The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Convertible Securities and Warrants. The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Foreign Securities. The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries and there is no limit on the amount of the fund's foreign investments which may be made in such countries.

Operating policy: The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Operating policy: The fund may invest up to 10% of its total assets in hybrid instruments.

Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid and their sale may involve substantial delays and additional costs.

Operating policy: The fund will not invest more than 15% of its net assets in illiquid securities. As part of this limit, the fund will not invest more than 10% in restricted securities, provided that securities eligible for resale under Rule 144A are not subject to the 10% limit.

Types of Management Practices

Cash reserves provide flexibility and serve as a short-term defense during periods of unusual market volatility.

Cash Position. The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

Borrowing Money and Transferring Assets. The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy: Borrowings may not exceed 33 1/3% of total fund assets.

Operating policies: The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1_3 % of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

In accordance with California law, the fund may not borrow more than 10% of its net asset value when borrowing for any general purposes; and the fund may not borrow more than 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

Futures are used to manage risk; options give the investor the option to buy or sell an asset at a predetermined price in the future.

Futures and Options. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

Operating policies: Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

Managing Foreign Currency Risk. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect a fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and a fund's total return could be reduced.

Lending of Portfolio Securities. Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

Fundamental policy: The value of loaned securities may not exceed 33 1/3% of total fund assets.

Portfolio Turnover. The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rate for its initial period of operations is not expected to exceed 100%.

New America Growth Portfolio

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

Fundamental policy: The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Convertible Securities and Warrants. The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Foreign Securities. The fund may invest in foreign securities, including nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). To the extent the fund invests in developing countries, these risks are increased.

Operating policy: The fund may invest up to 15% of its total assets (excluding reserves) in foreign securities.

Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Operating policy: The fund may invest up to 10% of its total assets in hybrid instruments.

Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid and their sale may involve substantial delays and additional costs.

Operating policy: The fund will not invest more than 15% of its net assets in illiquid securities. As part of this limit, the fund will not invest more than 10% in certain restricted securities.

Types of Management Practices

Cash reserves provide flexibility and serve as a short-term defense during periods of unusual market volatility.

Cash Position. The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

Borrowing Money and Transferring Assets. The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy: Borrowings may not exceed 33 1/3% of total fund assets.

Operating policies: The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

In accordance with California law, the fund may not borrow more than 10% of its net asset value when borrowing for any general purposes; and the fund may not borrow more than 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

Futures are used to manage risk; options give the investor the option to buy or sell an asset at a predetermined price in the future.

Futures and Options. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

Operating policies: Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

Managing Foreign Currency Risk. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

Lending of Portfolio Securities. Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

Fundamental policy: The value of loaned securities may not exceed 33 1/3% of the fund's total assets.

Portfolio Turnover. The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The fund's annualized portfolio turnover rate for the six months ended June 30, 1996, was 25.7%. The fund's portfolio turnover rate for the fiscal year ended December 31, 1995, was 54.5%. For the fiscal period ended December 31, 1994, the fund's annualized portfolio turnover rate was 81.0%.

International Stock Portfolio

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

Fundamental policy: The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Convertible Securities and Warrants. The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Fixed Income Securities. The fund may invest in any type of investment-grade security. Such securities would be purchased in companies which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Operating policy: The fund may invest up to 10% of its total assets in hybrid instruments.

Passive Foreign Investment Companies. The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, each Price-Fleming fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income, which the fund will be required to distribute even though it has not sold the security.

Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid and their sale may involve substantial delays and additional costs.

Operating policy: The fund will not invest more than 15% of its net assets in illiquid securities. As part of this limit, the fund will not invest more than 10% in certain restricted securities.

Types of Management Practices

Cash reserves provide flexibility and serve as a short-term defense during periods of unusual market volatility.

Cash Position. The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

Borrowing Money and Transferring Assets. The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy: Borrowings may not exceed 33 1/3% of total fund assets.

Operating policies: The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

In accordance with California law, the fund may not borrow more than 10% of its net asset value when borrowing for any general purposes; and the fund may not borrow more than 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

Foreign Currency Transactions. The fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Price-Fleming believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency), approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Under certain circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. Price-Fleming will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the fund and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the fund's total return could be adversely affected as a result.

There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries and other emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

Futures are used to manage risk; options give the investor the option to buy or sell an asset at a predetermined price in the future.

Futures and Options. Futures (a type of potentially high-risk derivative) are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for a number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

Operating policies: Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

Tax Consequences of Hedging. Under applicable tax law, the fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid by the fund are classified as capital gains or ordinary income.

Lending of Portfolio Securities. Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

Fundamental policy: The value of loaned securities may not exceed 33 1/3% of the fund's total assets.

Portfolio Turnover. The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The fund's annualized portfolio turnover rate for the six months ended June 30, 1996, was 13.2%. The fund's portfolio turnover rate for the fiscal year ended December 31, 1995, was 17.4%. For the fiscal period ended December 31, 1994, the fund's annualized portfolio turnover rate was 4.6%.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.

To Open an Account
T. Rowe Price
Investor Services
1-800-496-5304

For Existing Accounts
T. Rowe Price Variable
Annuity Service Center
1-800-469-6587

For Yields and Prices
Tele*Access(registered trademark)
1-800-638-2587
24 hours, 7 days

Investor Centers
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price
Variable Annuity Service Center
P.O. Box 750440
Topeka, Kansas 66675-0440

PROSVANTL  12/31/96
NATL TRP607 (12/96)


























































          PAGE 2
          Combined Statement of Additional Information for the T. Rowe Price No-Load Variable Annuity, dated May 1, 1996 and November 14, 1996, should be inserted here.


January 2, 1997

Statement of Additional Information
for the "Funds"

The T. Rowe Price No-Load Variable Annuity

Statement of Additional Information

STATEMENT OF ADDITIONAL INFORMATION

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

(the "Funds")

Shares of the Funds may be offered to insurance company separate accounts (including the T. Rowe Price Variable Annuity Account, a separate account of Security Benefit Life Insurance Company ("Security Benefit")) established for the purpose of funding variable annuity contracts. They may also be offered to insurance company separate accounts established for the purpose of funding variable life contracts. Variable annuity and variable life Contract Holders or Participants (including individuals purchasing the T. Rowe Price No-Load Variable Annuity) are not the shareholders of the Funds. Rather, the separate account is the shareholder. The T. Rowe Price No-Load Variable Annuity contract is issued by Security Benefit and described in the attached prospectus. The Funds assume no responsibility for any insurance company prospectuses or variable annuity or life contracts.

In the future, it is possible that the Funds may offer their shares to separate accounts funding variable annuities, variable life insurance or other insurance products of other insurance companies.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' prospectuses dated November 14, 1996, for Prime Reserve and Mid-Cap Growth Portfolios and May 1, 1996, for Limited-Term Bond, Personal Strategy Balanced, Equity Income, New America Growth, and International Stock Portfolios, which may be obtained by contacting T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas, 66675-0440, 1-800-469-6587.

The date of this Statement of Additional Information is May 1, 1996, except for Prime Reserve Portfolio and Mid-Cap Growth Portfolio, which are dated November 14, 1996.

Contents

          16   Asset-Backed Securities

          79   Capital Stock

          66   Code of Ethics

          66   Custodian

          65   Distributor for Fund

          78   Dividends and Distributions

          80   Federal and State Registration of Shares

          38   Foreign Currency Transactions

          37   Foreign Futures and Options

          32   Futures Contracts

          20   Hybrid Instruments

          81   Independent Accountants

          23   Illiquid or Restricted Securities

          63   Investment Management Services

          3    Investment Objectives and Policies

          46   Investment Performance

          9    Investment Program

          41   Investment Restrictions

          81   Legal Counsel

          24   Lending of Portfolio Securities

          52   Management of Fund

          10   Mortgage-Related Securities

          77   Net Asset Value Per Share

          25   Options

          24   Portfolio Management Practices

          67   Portfolio Transactions

          76   Pricing of Securities

          62   Principal Holders of Securities

          82   Ratings of Commercial Paper

          83   Ratings of Corporate Debt Securities

          24   Repurchase Agreements

          4    Risk Factors

          78   Tax Status

          23   Warrants

          21   When-Issued Securities and Forward Commitment Contracts

          45   Yield Information

Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated. References to "the Manager" are intended to refer to T. Rowe Price when mentioned in connection with the Limited-Term Bond, Personal Strategy Balanced, Equity Income, Prime Reserve, Mid-Cap Growth, and New America Growth Portfolios. References to "the Manager" refer to Rowe-Price Fleming International, Inc. ("Price-Fleming") when mentioning the International Stock Portfolio. These references are intended throughout this Statement of Additional Information unless otherwise indicated.

Investment Objectives
and Policies

The following information supplements the discussion of each Fund's investment objective and policies discussed in the prospectus. Each Fund will not make a material change in its investment objective without obtaining shareholder approval. Unless otherwise specified, the investment program and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by the Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

International Stock Portfolio

It is the present intention of Price-Fleming to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Western Europe (for example, United Kingdom, Germany, Hungary, Poland, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, and such other areas and countries as Price-Fleming may determine from time to time.

In determining the appropriate distribution of investments among various countries and geographic regions, Price-Fleming ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

In analyzing companies for investment, Price-Fleming ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Fund invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

It is expected that the International Stock Portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

Risk Factors

General

Each Fund's share price (except for Prime Reserve) will fluctuate with market, economic and where applicable, foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. No Fund should be relied upon as a complete investment program, nor used to play short-term swings in the stock, bond, or foreign exchange markets. Because of each Fund's investment policy, the Fund may or may not be suitable or appropriate for all investors. The Prime Reserve Fund is a money market fund whose primary objective is principal stability. It seeks to maintain a $1.00 price per share; however, this price is not guaranteed or insured by the U.S. government and its yield is not fixed. There is risk in all investments. The value of the portfolio securities of the Funds will fluctuate based upon market conditions. Although the Funds seek to reduce risk by investing in diversified portfolios, such diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective. Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Funds.

Debt Obligations (All Funds Except New America Growth, Mid-Cap Growth, and International Stock)

Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis (considered by the Manager to be among the strongest in the investment management industry), and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. The Fund will follow the procedures set forth in Rule 2a-7 under the Investment Company Act of 1940 in its determination of whether it could continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, the Manager, under the supervision of each Fund's Board of Directors, determines whether the unrated security is of a quality comparable to that which the Fund is allowed to purchase.

Limited-Term Bond and Personal Strategy Balanced Portfolios

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage security (i.e., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the Fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the Fund to reinvest principal payments at the then lower prevailing interest rate, and
(2) reduce the potential for capital appreciation beyond the face amount of the security. Conversely, the Fund may realize a gain on prepayments of mortgage pools trading at a discount. Such prepayments will provide an early return of principal which may then be reinvested at the then higher prevailing interest rate.

The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

Risk Factors of Foreign Investing (All Funds Except Prime Reserve)

There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which each Fund will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Funds will invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Funds' securities denominated in that currency would be expected to decline.

Investment and Repatriation of Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

Market Characteristics. Foreign stock and bond markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Funds' portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

Investment Funds. Each Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the 1940 Act. If the Funds invest in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

Taxes. The dividends and interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Eastern Europe and Russia. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. Each Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, each Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

Latin America

To the extent the Fund invests in Latin America, such investments will be subject to the factors discussed below.

Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.

Foreign Currency. Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Special Risks of Investing in Junk Bonds (Limited-Term Bond, Personal Strategy Balanced, and Equity Income Funds)

The following special considerations are additional risk factors associated with the Fund's investments in lower rated debt securities.

Youth and Growth of the Lower Rated Debt Securities Market. The market for lower rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund is more speculative than investment in shares of a fund which invests only in higher rated debt securities.

Sensitivity to Interest Rate and Economic Changes. Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

Liquidity and Valuation. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

Taxation. Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities.
The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Investment Program
Types of Securities

Set forth below is additional information about certain of the investments described in each Fund's prospectus.

Debt Securities (Limited-Term Bond and Personal Strategy Balanced Funds)

Fixed income securities in which the Fund may invest include, but are not limited to, those described on the following pages.

o U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

o U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

o Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

o Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

o Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

o Foreign Government Securities. Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

o Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

o Supranational Agencies. Securities of certain supranational entities, such as the International Development Bank.

Mortgage-Related Securities (Limited-Term Bond and Personal Strategy Balanced Funds)

Mortgage-related securities in which each Fund may invest include, but are not limited to, those described below.

o Mortgage-Backed Securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

o U.S. Government Agency Mortgage-Backed Securities. These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions.

o Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

o Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government.

o Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

    When mortgages in the pool underlying a Mortgage-Backed Security are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Mortgage-Backed Security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Mortgage-Backed Security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

    Fixed Rate Mortgage-Backed Securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

    Payments to holders of Mortgage-Backed Securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of Mortgage-Backed Securities is calculated by dividing interest payments by the purchase price paid for the Mortgage-Backed Securities (which may be at a premium or a discount from the face value of the certificate).

    Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Mortgage-Backed Securities. Because of the variation in the life of the pools of mortgages which back various Mortgage-Backed Securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Mortgage-Backed Securities will differ significantly from the yield estimated by using an assumption of a certain life for each Mortgage-Backed Security included in such a portfolio as described above.

o U.S. Government Agency Multi-Class Pass-Through Securities. Unlike CMOs, U.S. Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

o Multi-Class Residential Mortgage Securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies.

    Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

o Privately-Issued Mortgage-Backed Certificates. These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

o Collateralized Mortgage Obligations (CMOs). CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

    In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

    The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

o Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described below with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

    The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

    The staff of the Securities and Exchange Commission has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the Staff's position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors/Trustees. The Fund's Board of Directors/Trustees has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

o Adjustable Rate Mortgages. Adjustable rate mortgage (ARM) securities are collateralized by adjustable rate, rather than fixed rate, mortgages.

    ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer term fixed rate mortgage securities. The ARM securities in which the Fund expects to invest will generally adjust their interest rates at regular intervals of one year or less. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

o Characteristics of Adjustable Rate Mortgage Securities - Interest Rate Indices. The interest rates paid on adjustable rate securities are readjusted periodically to an increment over some predetermined interest rate index. Such readjustments occur at intervals ranging from one to 60 months. There are three main categories of indexes: (1) those based on U.S. Treasury securities (2) those derived from a calculated measure such as a cost of funds index ("COFI") or a moving average of mortgage rates and (3) those based on actively traded or prominently posted short-term, interest rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels. The market value of the Fund's assets and of the net asset value of the Fund's shares will be affected by the length of the adjustment period, the degree of volatility in the applicable indexes and the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors", respectively.

    A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Additionally, there can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

    LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or 12 month intervals.

o Caps and Floors. ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.

    Mortgage securities generally have a maximum maturity of up to 30 years. However, due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities on page 11.

o Other Mortgage Related Securities. The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the Fund's objective, policies and quality standards, consider making investments in such new types of securities.

Asset-Backed Securities (Limited-Term Bond and Personal Strategy Balanced
Funds)

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support".

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support.

This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Automobile Receivable Securities. Each Fund may invest in Asset Backed Securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. The Fund may invest in Asset Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset Backed Securities, Accounts are unsecured obligations of the cardholder.

Other Assets. T. Rowe Price anticipates that Asset-Backed Securities backed by assets other than those described above will be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Fund reserves the right to invest in these securities.

Zero Coupon and Pay-in-Kind Bonds (Personal Strategy Balanced Fund)

A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

Hybrid Instruments (All Funds Except Prime Reserve)

Hybrid Instruments have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of net assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

When-Issued Securities and Forward Commitment Contracts (Limited-Term Bond, Prime Reserve, and Personal Strategy Balanced Funds)

Each Fund may purchase securities on a "when-issued" or delayed delivery basis ("When-Issueds") and may purchase securities on a forward commitment basis ("Forwards"). Any or all of the Fund's investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.

Additional Adjustable Rate Securities (Limited-Term Bond, Prime Reserve, and Personal Strategy Balanced Funds)

Certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

o Variable Rate Securities. Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

o Floating Rate Securities. Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

o Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

Illiquid or Restricted Securities (All Funds)

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Manager under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Manager will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Manager could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Warrants (All Funds Except Prime Reserve)

Each Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and each Fund may invest in these securities.

Portfolio Management
Practices (All Funds)

Lending of Portfolio Securities

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.
The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

Other Lending/Borrowing

Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or Price-Fleming (collectively, "Price Funds"). None of the Funds have current intentions of engaging in these practices at this time.

Repurchase Agreements

Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Manager's approved list.

At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements (Limited-Term Bond, Prime Reserve, and Personal Strategy Balanced Funds)

Although none of the Funds have current intentions, in the foreseeable future, of engaging in reverse repurchase agreements, each Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions," page 44.)

Options (All Funds Except Prime Reserve)

Options are a type of potentially high-risk derivative.

o Writing Covered Call Options. Each Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Manager's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

    A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

    Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

    Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

    The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Manager, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of that Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of each Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

    Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that any Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. Each Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

    Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

    The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

    In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of its application, the Fund reserves the right to increase this percentage.
    In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

o Writing Covered Put Options. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

    The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

    The Fund would generally write covered put options in circumstances where the Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

    In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of its application, the Fund reserves the right to increase this percentage.
    In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

o Purchasing Put Options. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

    Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

    The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

    To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should the Fund obtain a waiver of its application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

o Purchasing Call Options. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

    Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

    To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of its application, that Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

o Dealer (Over-the-Counter) Options. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with that Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to that Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

    The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

Interest Rate Transactions (Limited-Term Bond Portfolio)

This Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other non-speculative purposes.

Interest rate swaps involve the exchange by the Fund with third parties of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. In circumstances in which the Manager anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparties would pay the Fund's amounts equal to interest computed at the difference between the fixed and floating rates over the national principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from the counterparties which would wholly or partially offset the decrease in the payments they would receive in respect of the financial instruments being hedged.

The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain an account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in an account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the counterparty thereto is rated at least A by S&P. T. Rowe Price will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other parties to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. The Fund may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other parties to interest rate swaps default, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its right to receive interest on loan interests and its right and obligation to receive and pay interest pursuant to interest rate swaps.

The aggregate purchase price of caps and floors held by the Fund may not exceed 10% of the Fund's total assets. The Fund may sell (i.e., write) caps and floors without limitation, subject to the account coverage requirement described above.

Futures Contracts (All Funds Except Prime Reserve)

Transactions in Futures. Each Fund may enter into futures contracts (a type of potentially high-risk derivative), including stock index, interest rate and currency futures ("futures or futures contracts").

Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Manager to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Regulatory Limitations

The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC and applicable state law.

The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

In accordance with the rules of the State of California, the Fund may have to apply the above 5% test without excluding the value of initial margin and premiums paid for bona fide hedging positions.

The Fund's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that any Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

A futures contract on the Standard & Poor's 500 Stock Index, composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange, provides an example of how futures contracts operate. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into the example contract above and the S&P 500 Index is at $154 on the termination date, the Fund will gain $2,000 (500 units x gain of $4). If, however, the S&P 500 Index is at $148 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

Special Risks of Transactions in Futures Contracts

Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and that Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Manager will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Manager's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Manager might not result in a successful hedging transaction over a very short time period.

Options on Futures Contracts

Each Fund may purchase and sell options on the same types of futures in which it may invest.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on interest rate futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and non-discriminatory manner.

Special Risks of Transactions in Options on Futures Contracts

The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Additional Futures and Options Contracts

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Manager believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.
In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. Third, the Fund may use forward contracts when the Fund wishes to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument-the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

The Fund may enter into forward contacts for any other purpose consistent with that Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts (All Funds Except Prime Reserve)

Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income.
In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

Investment
Restrictions

Fundamental policies may not be changed without the approval of the lesser of
(1) 67% of each Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of each Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

Fundamental Policies

As a matter of fundamental policy, each Fund may not:

 (1)Borrowing. Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law.

 (2)Commodities. Purchase or sell physical commodities; except that the Fund may enter into futures contracts and options thereon;

 (3)Industry Concentration. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

 (4)Loans. Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 331/3% of the value of the Fund's total assets;
    (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

 (5)Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

 (6)Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

 (7)Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 (8)Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940; or

 (9)Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

NOTES

The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

With respect to investment restrictions (1) and (4) the Fund will not borrow from or lend to any other T. Rowe Price Fund unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Funds have no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's Semiannual and Annual Reports.

For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For purposes of investment restriction (5), the Fund will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

Operating Policies

As a matter of operating policy, the Fund may not:
 (1)Borrowing.

    (a) The Fund will not purchase additional securities when money borrowed exceeds 5% of its total assets.

    The following does not apply to Prime Reserve Portfolio.

    (b) No Fund may borrow more than: (1) 10% of net asset value of the Fund when borrowing for any general purpose, and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

         Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

 (2)Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

 (3)Equity Securities.

    (a) Limited-Term Bond Portfolio: Purchase any common stocks or other equity securities;

    (b) Personal Strategy Balanced Portfolio: Purchase any common stocks or other equity securities, except as set forth in its prospectus and operating policy on investment companies;

    (C) Prime Reserve Fund: Purchase any equity securities, or securities convertible into equity securities except as set forth in its prospectus and operating policy on investment companies.

 (4)Futures Contracts.

    (a) All Funds Except Prime Reserve: Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value;

    (b) Prime Reserve Portfolio: Purchase a futures contract or an option thereon.

 (5)Illiquid Securities.

    (a) All Funds Except Prime Reserve: Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of the Fund's net assets would be invested in such securities, provided that the Fund will not invest more than 10% of its total assets in restricted securities provided that securities eligible for resale under Rule 144A are not subject to the 10% limit;

    (b) Prime Reserve Portfolio: Purchase illiquid securities and securities of unseasoned issuers, if, as a result more than 10% of its net of a Fund's net assets would be invested in such securities, provided that the Fund will not invest more than 10% of its total assets in restricted securities and not more than 5% in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation.

 (6)Investment Companies.

    (a) All Funds Except Prime Reserve: Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.
         Duplicate fees may result from such purchases;

    (b) Prime Reserve Portfolio: Purchase securities of other money market funds, except in compliance with the Investment Company Act of 1940 and applicable state laws. Duplicate fees may result from such purchase.

 (7)Margin. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
    (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

 (8)Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

 (9)Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;

(10)Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

(11)Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if those officers and directors of the Fund, and of itsinvestment manager, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

(12)Short Sales. Effect short sales of securities;

(13)Unseasoned Issuers. Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage- or asset-backed securities; or

(14)Warrants.

    (a) All Funds Except Prime Reserve: Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the net assets of the Fund would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

    (b) Prime Reserve Portfolio: Invest in warrants except to the extent permitted by the prospectus and Statement of Additional
         Information.

All Funds (Except Prime Reserve)

Notwithstanding anything in the above fundamental and operating restrictions to the contrary, each Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as that Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as that Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

International Stock Portfolio

In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities.

Yield Information

Prime Reserve Portfolio

From time to time, the Fund may advertise a yield figure calculated in the following manner:

The Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period, then multiplied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

Limited-Term Bond Portfolio

An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulation of the Securities and Exchange Commission. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period net of expected reimbursement are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

The yield of the Fund calculated under the above-described method for the month ended September 30, 1996, was 6.09%.

Investment
Performance

Each Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

________________________________________________________________
Cumulative Performance Percentage Change

________________________________________________________________
                                 1 Yr.     Since
                                 Ended Inception to
                               12/31/95  12/31/95
________________________________________________________________

Limited-Term Bond Portfolio       9.88%    12.76%
                                        (5/31/94)
________________________________________________________________

Merrill Lynch 1-5 Year Corporate
   and Government Bond Index     12.96     14.73
________________________________________________________________

Lipper Short Investment Grade
   Debt Funds Average            10.84     11.75*
________________________________________________________________

Equity Income Portfolio          34.76     44.39
                                         (3/31/94)
________________________________________________________________
Lipper Equity Income Fund Average30.17     32.01
________________________________________________________________
S&P 500                          37.58     44.89
________________________________________________________________
New America Growth Portfolio     51.08     52.60
                                         (3/31/94)
________________________________________________________________
Lipper Growth Fund Index         32.09     34.03
________________________________________________________________
S&P 500                          37.58     44.89
________________________________________________________________
International Stock Portfolio    11.18     13.18
                                         (3/31/94)
________________________________________________________________
S&P 500                          37.58     44.89
________________________________________________________________
Dow Jones Industrial Average     36.89     47.42
________________________________________________________________
Lipper International Funds Average9.41     9.99
________________________________________________________________
EAFE Index                       11.55     16.40
________________________________________________________________
CPI                               2.54     4.28
________________________________________________________________

* From May 31, 1994.

________________________________________________________________
Cumulative Performance Percentage Change (cont.)
________________________________________________________________
                                 1 Yr.     Since
                                 Ended Inception to
                               12/31/95  12/31/95
________________________________________________________________
Personal Strategy Balanced
   Portfolio                     28.66     28.66
                                        (12/30/94)
________________________________________________________________
Lipper Balanced Funds Average    25.16     25.16
________________________________________________________________
Lipper Flexible Portfolio
   Funds Average                 25.08     25.08
________________________________________________________________
Combined Index - 60% S&P 500,
40% LB Aggregate Index           29.66     29.66
________________________________________________________________

* From May 31, 1994.

________________________________________________________________
Average Annual Compound Rates of Return
________________________________________________________________
                                 1 Yr.     Since
                                 Ended Inception to
                               12/31/95  12/31/95
________________________________________________________________
Limited-Term Bond Portfolio       9.88%     7.61%
                                         (5/31/94)
________________________________________________________________
Merrill Lynch 1-5 Year Corporate
   and Government Bond Index     12.96      8.64
________________________________________________________________
Lipper Short Investment Grade
   Debt Funds Average            10.84      7.25*
________________________________________________________________
Equity Income Portfolio          34.76     23.30
                                         (3/31/94)
________________________________________________________________
Lipper Equity Income Fund Average30.17     17.13
________________________________________________________________
S&P 500                          37.58     23.54
________________________________________________________________
New America Growth Portfolio     51.08     27.24
                                         (3/31/94)
________________________________________________________________
Lipper Growth Fund Index         18.22     34.03
________________________________________________________________
S&P 500                          23.55     44.89
________________________________________________________________
International Stock Portfolio    11.18      7.31
                               (3/31/94)
________________________________________________________________
S&P 500                          37.58     23.54
________________________________________________________________
Dow Jones Industrial Average     36.89     24.77
________________________________________________________________
Lipper International Funds Average9.41      5.55
________________________________________________________________
EAFE Index                       11.55      9.04
________________________________________________________________
CPI 2.54                          2.42
________________________________________________________________
Personal Strategy Balanced Portfolio28.66  28.66
                             (12/30/94)
________________________________________________________________
Lipper Balanced Funds Average    25.16     25.16
________________________________________________________________
Lipper Flexible Portfolio
  Funds Average                  25.08     25.08
________________________________________________________________
Combined Index - 60% S&P 500,
40% LB Aggregate Index           29.66     29.66
________________________________________________________________

*From May 31, 1994

Outside Sources of Information

From time to time, in reports and promotional literature: (1) the Fund's total return performance or P/E ratio may be compared to any one or combination of the following: (i) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by: (A) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which ranks mutual funds; or (C) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (iii) The Financial Times (a London based international financial newspaper)-Actuaries World Indices, including Europe and sub indices comprising this Index (a wide range of comprehensive measures of stock price performance for the major stock markets as well as for regional areas, broad economic sectors and industry groups); (iv) Morgan Stanley Capital International Indices, including the EAFE Index, Pacific Basin Index, Japan Index, U.K. Index, and Pacific Ex Japan Index which is a widely-recognized series of indices in international market performance; (v) Hoarve Govette Small Cap Index and Datastream, as sources for United Kingdom Small Cap Stocks; (vi) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, OECD (Organization for Economic Co-Operation and Development) and IMF (International Monetary Fund) as a source of economic statistics; (vii) the Nikkei Average, a generally accepted benchmark for performance of the Japanese stock market; (viii) indices of stocks comparable to those in which the Fund invests including the Topix Index, which reflects the performance of the first section of the Tokyo Stock Exchange and the Japan Small-Tokyo Stock Exchange Section 2; (ix) the Wilshire Small Growth Index, as a source for U.S. small company average annual returns;
(x) IFCI Composite 100, IFCI Latin America 100, IFCI Asia 100, and the IFCI Europe/Mideast 100 may each be used as a source to represent total return on an investment of $100 in each index at various points in time; and (xi) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.); (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other U.S. or foreign government statistics such as GNP, and net import and export figures derived from governmental publications, e.g. The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g. S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

Other Features and Benefits

Each Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, such as investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available. These currently include: the Asset Mix Worksheet which is designed to show shareholders how to reduce their investment risk by developing a diversified investment plan: the College Planning Guide which discusses various aspects of financial planning to meet college expenses and assists parents in projecting the costs of a college education for their children; the Retirement Planning Kit (also available in a PC version) which includes a detailed workbook to determine how much money you may need for retirement and suggests how you might invest to reach your goal; and the Retirees Financial Guide which includes a detailed workbook to determine how much money you can afford to spend and still preserve your purchasing power and suggest how you might invest to reach your goal; Tax Considerations for Investors discusses the tax advantages of annuities and municipal bonds and how to access whether they are suitable for your portfolio, versus pros and cons of placing assets in a gift to minors account and summarizes the benefits and types of tax-deferred retirement plans currently available; the Personal Strategy Planner simplifies investment decision making by helping investors define personal financial goals, establish length of time the investor intends to invest, determine risk "comfort zone" and select diversified investment mix; and the How to Choose a Bond Fund guide, which discusses how to choose an appropriate bond fund for your portfolio. From time to time, other worksheets and guides may be made available as well. Of course, an investment in the Fund cannot guarantee that such goals will be met.

To assist investors in understanding the different returns and risk characteristics of various investments, the aforementioned guides will include presentation of historical returns of various investments using published indices. An example of this is shown below.

________________________________________________________________
Historical Returns for Different Investments
________________________________________________________________
Annualized returns for
periods ended 12/31/9550 years20 years10 years5 years
________________________________________________________________
Small-Company Stocks    13.8%   19.6%   11.9%  24.5%
________________________________________________________________
Large-Company Stocks    11.9    14.6    14.8   16.6
________________________________________________________________
Foreign Stocks          N/A     15.1    13.9    9.7
________________________________________________________________
Long-Term Corporate Bonds5.7    10.5    11.2   12.1
________________________________________________________________
Intermediate-Term U.S.
 Gov't. Bonds           5.9      9.7     9.1    8.8
________________________________________________________________
Treasury Bills          4.8      7.3     5.5    4.3
________________________________________________________________
U.S. Inflation          4.4      5.2     3.5    2.8
________________________________________________________________

Sources: Ibbotson Associates, Morgan Stanley. Foreign stocks reflect performance of The Morgan Stanley Capital International EAFE Index, which includes some 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. This chart is for illustrative purposes only and should not be considered as performance for, or the annualized return of, any T. Rowe Price Fund. Past performance does not guarantee future results.

Also included will be various portfolios demonstrating how these historical indices would have performed in various combinations over a specified time period in terms of return. An example of this is shown below.

_____________________________________________________________________________
Performance of Retirement Portfolios*
_____________________________________________________________________________
                            Average Annualized
                             Returns 20 Years
                 Asset Mix    Ended 12/31/95          Value of
                                                       $10,000
                               NominalReal  Best WorstInvestment
    PortfolioGrowthIncomeSafetyReturnReturn**YearYearAfter Period
_____________________________________________________________________________

I.  Low Risk  40%   40%   20%   11.8% 6.5%  24.9%0.1%   $92,675
_____________________________________________________________________________
II. Moderate
     Risk     60%   30%   10%   13.1% 7.9%  29.1%-1.8% $116,826
_____________________________________________________________________________
III.High Risk 80%   20%   0%    14.3% 9.1%  33.4%-5.2% $145,611
_____________________________________________________________________________

Source: T. Rowe Price Associates; data supplied by Lehman Brothers, Wilshire Associates, and Ibbotson Associates.

  * Based on actual performance for the 20 years ended 1995 of stocks (85% Wilshire 5000 and 15% Europe, Australia, Far East [EAFE] Index), bonds (Lehman Brothers Aggregate Bond Index from 1976-95, and 30-day Treasury bills from January 1976 through December 1995). Past performance does not guarantee future results. Figures include changes in principal value and reinvested dividends and assume the same asset mix is maintained each year. This exhibit is for illustrative purposes only and is not representative of the performance of any T. Rowe Price fund.

  ** Based on inflation rate of 5.2% for the 20-year period ended 12/31/95.

Outside Sources of Information

From time to time, in reports and promotional literature, one or more of the
T. Rowe Price funds, including these Funds, may compare its performance to Overnight Government Repurchase Agreements, Treasury bills, notes, and bonds, certificates of deposit, and six-month money market certificates. Performance may also be compared to (1) indices of broad groups of managed or unmanaged securities considered to be representative of or similar to Fund portfolio holdings; (2) other mutual funds; or (3) other measures of performance set forth in publications such as:

Advertising News Service, Inc., "Bank Rate Monitor+ - The Weekly Financial Rate Reporter" is a weekly publication which lists the yields on various money market instruments offered to the public by 100 leading banks and thrift institutions in the U.S., including loan rates offered by these banks. Bank certificates of deposit differ from mutual funds in several ways: the interest rate established by the sponsoring bank is fixed for the term of a CD; there are penalties for early withdrawal from CDs; and the principal on a CD is insured.

Donoghue Organization, Inc., "Donoghue's Money Fund Report" is a weekly publication which tracks net assets, yield, maturity and portfolio holdings on approximately 380 money market mutual funds offered in the U.S. These funds are broken down into various categories such as U.S. Treasury, Domestic Prime and Euros, Domestic Prime and Euros and Yankees, and Aggressive.

First Boston High Yield Index, It shows statistics on the Composite Index and analytical data on new issues in the marketplace and low-grade issuers.

Lipper Analytical Services, Inc., "Lipper-Fixed Income Fund Performance Analysis" is a monthly publication which tracks net assets, total return, principal return and yield on approximately 950 fixed income mutual funds offered in the U.S.

Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices" is a monthly publication which lists principal, coupon and total return on over 100 different taxable bond indices tracked by Merrill Lynch, together with the par weighted characteristics of each Index.

Morningstar, Inc., is a widely used independent research firm which rates mutual funds by overall performance, investment objectives and assets.

Salomon Brothers Inc., "Analytical Record of Yields and Yield Spreads" is a publication which tracks historical yields and yield spreads on short-term market rates, public obligations of the U.S. Treasury and agencies of the U.S. government, public corporate debt obligations, municipal debt obligations and preferred stocks.

Salomon Brothers Inc., "Bond Market Round-up" is a weekly publication which tracks the yields and yield spreads on a large, but select, group of money market instruments, public corporate debt obligations, and public obligations of the U.S. Treasury and agencies of the U.S. Government.

Salomon Brothers Inc., "High Yield Composite Index" is an index which provides performance and statistics for the high yield market place.

Salomon Brothers Inc., "Market Performance" is a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad investment - Grade Bond Index and the components of the Index.

Shearson Lehman Brothers, Inc., "The Bond Market Report" is a monthly publication which tracks principal, coupon and total return on the Shearson Lehman Govt./Corp. Index and Shearson Lehman Aggregate Bond Index, as well as all the components of these Indices.

Telerate Systems, Inc., is a market data distribution network which tracks a broad range of financial markets including, the daily rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

Wall Street Journal, is a national daily financial news publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Shearson Lehman/American Express Inc., and Merrill Lynch, Pierce, Fenner and Smith, Inc., including information provided by the Federal Reserve Board.

Performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, etc. will also be used.

Insights

From time to time, Insights, a T. Rowe Price publication of reports on specific investment topics and strategies, may be included in the Fund's fulfillment kit. Such reports may include information concerning: calculating taxable gains and losses on mutual fund transactions, coping with stock market volatility, benefiting from dollar cost averaging, understanding international markets, investing in high-yield "junk" bonds, growth stock investing, conservative stock investing, value investing, investing in small companies, tax-free investing, fixed income investing, investing in mortgage-backed securities, as well as other topics and strategies.

Other Publications

From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., reference may be made to economic, financial and political developments in the U.S. and abroad and their effect on securities prices. Such discussions may take the form of commentary on these developments by T. Rowe Price mutual fund portfolio managers and their views and analysis on how such developments could affect investments in mutual funds.

Redemptions in Kind

In the unlikely event a shareholder of any Fund were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in subsequent sale of such securities.

Issuance of Fund Shares for Securities

Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized U.S. or international exchange or market; and (d) are not illiquid.

Management of Fund

The officers and directors of each Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of the Manager for more than five years. In the list below, each Fund's directors who are considered "interested persons" of the Manager as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with the Manager.

Officers (All Funds)

HENRY H. HOPKINS, Vice President - Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Rowe Price-Fleming International, Inc. and T. Rowe Price Retirement Plan Services, Inc.

LENORA V. HORNUNG, Secretary - Vice President, T. Rowe Price

PATRICIA S. BUTCHER, Assistant Secretary - Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

CARMEN F. DEYESU, Treasurer - Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

DAVID S. MIDDLETON, Controller - Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

INGRID I. VORDEMBERGE, Assistant Vice President - Employee, T. Rowe Price


Independent Directors

Equity Income, New America Growth, Mid-Cap Growth, and Personal Strategy Balanced Portfolios

DONALD W. DICK JR., Director - Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President-Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: 111 Pavonia Avenue, Suite 334, Jersey City, New Jersey 07310

DAVID K. FAGIN, Director - Chairman, Chief Executive Officer and Director, Golden Star Resources, Ltd.; formerly (1986-7/91) President, Chief Operating Officer and Director, Homestake Mining Company; Address: One Norwest Center, 1700 Lincoln Street, Suite 1950, Denver, Colorado 80203

HANNE M. MERRIMAN, Director - Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-1990) and Chairman (1989-90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Ann Taylor Stores, Central Illinois Public Service Company, CIPSCO Incorporated, The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc.

HUBERT D. VOS, Director - President, Stonington Capital Corporation, a private investment company; Address: 1231 State Street, Suite 210, Santa Barbara, California 93190-0409

PAUL M. WYTHES, Director - Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.;
Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304

Limited-Term Bond Portfolio and Prime Reserve Portfolio

ROBERT P. BLACK, Director - Retired; formerly President, Federal Reserve Bank of Richmond; Address: 10 Dahlgren Road, Richmond, Virginia 23233

CALVIN W. BURNETT, PH.D., Director - President, Coppin State College; Director, Maryland Chamber of Commerce and Provident Bank of Maryland; Former President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2000 North Warwick Avenue, Baltimore, Maryland 21216

ANTHONY W. DEERING, Director - Director, President and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

F. PIERCE LINAWEAVER, Director - President, F. Pierce Linaweaver & Associates, Inc.; formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and (1987-1990) President, EA Engineering, Inc., Baltimore, Maryland; Address: The Legg Mason Tower, 111 South Calvert Street, Suite 2700, Baltimore, Maryland 21202

JOHN G. SCHREIBER, Director - President, Schreiber Investments, Inc., a real estate investment company; Director AMLI Residential Properties Trust; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly (12/70-12/90) Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Director, Urban Shopping Centers, Inc.; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045

International Stock Portfolio

ANTHONY W. DEERING, Director - Director, President and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

DONALD W. DICK JR., Director - Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President-Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly Inc., Baltimore, Maryland; Address: 111 Pavonia Avenue, Suite 334, Jersey City, New Jersey 07310

PAUL M. WYTHES, Director - Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young, high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.;
Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304

Officers

Limited-Term Bond Portfolio

*GEORGE J. COLLINS, Chairman and Director - President, Managing Director and Chief Executive Officer, T. Rowe Price; Director, Rowe Price-Fleming International, Inc., T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor

*JAMES S. RIEPE, Vice President and Director - Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.

WILLIAM T. REYNOLDS, President - Managing Director, T. Rowe Price

EDWARD A. WIESE, Executive President - Vice President, T. Rowe Price, Rowe Price-Fleming International, Inc. and T. Rowe Price Trust Company

ROBERT P. CAMPBELL, Vice President - Vice President, T. Rowe Price and Rowe Price-Fleming International, Inc.; formerly (4/80-5/90) Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York

CHRISTY M. DIPIETRO, Vice President - Vice President, T. Rowe Price and T. Rowe Price Trust Company

ROGER L. FIERY III, Assistant Vice President - Vice President, T. Rowe Price and Rowe Price-Fleming International, Inc.

JAMES M. MCDONALD, Vice President - Vice President, T. Rowe Price

ROBERT M. RUBINO, Vice President - Vice President, T. Rowe Price

EDWARD T. SCHNEIDER, Assistant Vice President - Assistant Vice President, T. Rowe Price, and Vice President, T. Rowe Price Services, Inc.

THOMAS E. TEWKSBURY, Vice President - Vice President, T. Rowe Price

CHERYL A. REDWOOD, Assistant Vice President - Employee, T. Rowe Price

Equity Income Portfolio

*JOHN H. LAPORTE, Executive Vice President and Director - Managing Director,
T. Rowe Price; Chartered Financial Analyst

*JAMES S. RIEPE, Vice President and Director - Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.

*M. DAVID TESTA, President and Director - Chairman of the Board,
Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director,
T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor

BRIAN C. ROGERS, President - Managing Director, T. Rowe Price

THOMAS H. BROADUS JR., Vice President - Managing Director, T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor

ANDREW M. BROOKS, Vice President - Vice President, T. Rowe Price

ROGER L. FIERY III, Assistant Vice President - Vice President, T. Rowe Price and Rowe Price-Fleming International, Inc.

RICHARD P. HOWARD, Vice President - Vice President, T. Rowe Price; Chartered Financial Analyst

EDWARD T. SCHNEIDER, Assistant Vice President - Assistant Vice President, T. Rowe Price, and Vice President, T. Rowe Price Services, Inc.

WILLIAM J. STROMBERG, Vice President - Vice President, T. Rowe Price

DANIEL J. THERIAULT, Vice President - Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.

MARK J. VASELKIV, Vice President - Vice President, T. Rowe Price

New America Growth Portfolio

*JOHN H. LAPORTE, President and Director - Managing Director, T. Rowe Price; Chartered Financial Analyst

*JAMES S. RIEPE, Vice President and Director - Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.

*M. DAVID TESTA, Director - Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor

BRIAN W. H. BERGHUIS, Executive Vice President - Vice President, T. Rowe Price

MARC L. BAYLIN, Vice President - Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes

GREGORY V. DONOVAN, Vice President - Vice President, T. Rowe Price

ROGER L. FIERY III, Assistant Vice President - Vice President, T. Rowe Price and Rowe Price-Fleming International, Inc.

ROBERT N. GENSLER, Vice President - Vice President, T. Rowe Price

CHARLES PEPIN, Vice President - Employee, T. Rowe Price; formerly (1990-1992) Corporate Finance Analyst, Piper Jaffray Inc.

STEVEN B. ROORDA, Vice President - Vice President, T. Rowe Price

EDWARD T. SCHNEIDER, Assistant Vice President - Assistant Vice President, T. Rowe Price, and Vice President, T. Rowe Price Services, Inc.

BRIAN D. STANSKY, Vice President - Vice President, T. Rowe Price

JOHN WAKEMAN, Vice President - Vice President, T. Rowe Price

Personal Strategy Balanced Portfolio

*JOHN H. LAPORTE, Vice President and Director - Managing Director, T. Rowe Price; Chartered Financial Analyst

*JAMES S. RIEPE, Vice President and Director - Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.

*M. DAVID TESTA, Director - Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor

PETER VAN DYKE, President - Managing Director, T. Rowe Price; Vice President of Rowe Price-Fleming International, Inc. and T. Rowe Price Trust Company

STEPHEN W. BOESEL, Executive Vice President - Managing Director, T. Rowe Price

JOHN D. GILLESPIE, Executive Vice President - Vice President, T. Rowe Price

EDMUND M. NOTZON, Executive Vice President - Vice President, T. Rowe Price and
T. Rowe Price Trust Company

WILLIAM T. REYNOLDS, Vice President - Managing Director, T. Rowe Price

BRIAN C. ROGERS, Vice President - Managing Director, T. Rowe Price

ROGER L. FIERY III, Assistant Vice President - Vice President, T. Rowe Price and Rowe Price-Fleming International, Inc.

DONALD J. PETERS, Vice President - Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company

EDWARD T. SCHNEIDER, Assistant Vice President - Assistant Vice President, T. Rowe Price, and Vice President, T. Rowe Price Services, Inc.

RICHARD T. WHITNEY, Vice President - Vice President of T. Rowe Price and T. Rowe Price Trust Company

JUDITH B. WARD, Assistant Vice President - Assistant Vice President, T. Rowe
Price

International Stock Portfolio

*M. DAVID TESTA, Chairman of the Board - Chairman of the Board, Rowe Price-Fleming International, Inc.; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor

*MARTIN G. WADE, President and Director - President, Rowe Price-Fleming International, Inc.; Director, Robert Fleming Holdings Limited; Address: 25 Copthall Avenue, London, EC2R 7DR, England

CHRISTOPHER D. ALDERSON, Vice President - Vice President, Rowe Price-Fleming International, Inc.

PETER B. ASKEW, Vice President - Executive Vice President, Rowe Price-Fleming International, Inc.

RICHARD J. BRUCE, Vice President - Vice President of Rowe Price-Fleming International, Inc.; formerly (1985-1990) Investment Manager, Jardine Fleming Investment Advisers, Tokyo

ROBERT P. CAMPBELL, Vice President - Vice President, T. Rowe Price and Rowe Price-Fleming International Inc.; formerly (4/80-5/90) Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York

MARK J. T. EDWARDS, Vice President - Vice President, Rowe Price-Fleming International, Inc.

JOHN R. FORD, Vice President - Executive Vice President, Rowe Price-Fleming International, Inc.

ROBERT C. HOWE, Vice President - Vice President, Rowe Price-Fleming International, Inc. and T. Rowe Price

STEPHEN ILOTT, Vice President - Employee, Rowe Price-Fleming International, Inc.; formerly (1988-1991) portfolio management, Fixed Income Portfolios Group, Robert Fleming Holdings Limited, London

GEORGE A. MURNAGHAN, Vice President - Vice President, Rowe Price-Fleming International, Inc., T. Rowe Price, T. Rowe Price Trust Company and T. Rowe Price Investment Services, Inc.

JAMES S. RIEPE, Vice President - Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.

CHRISTOPHER ROTHERY, Vice President - Vice President, Rowe Price-Fleming International, Inc.; formerly (1987-1989) employee of Robert Fleming Holdings Limited, London

JAMES B. M. SEDDON, Vice President - Vice President, Rowe Price-Fleming International, Inc.

BENEDICT R. F. THOMAS, Vice President - Vice President, Rowe Price-Fleming International, Inc.

DAVID J. L. WARREN, Vice President - Executive Vice President, Rowe Price-Fleming International, Inc.

WILLIAM F. WENDLER II, Vice President - Vice President, Rowe Price-Fleming International, Inc., T. Rowe Price and T. Rowe Price Investment Services, Inc.

EDWARD A. WIESE, Vice President - Vice President, T. Rowe Price, Rowe Price-Fleming International, Inc. and T. Rowe Price Trust Company

ANN B. CRANMER, Assistant Vice President - Vice President, Rowe Price-Fleming International, Inc.

LEAH P. HOLMES, Assistant Vice President - Vice President, Rowe Price-Fleming International, Inc. and Assistant Vice President, T. Rowe Price

Each Fund's Executive Committee, consisting of the Funds' interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the Fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

Mid-Cap Growth Portfolio

*JOHN H. LAPORTE, Executive Vice President and Director - Managing Director,
T. Rowe Price; Chartered Financial Analyst

*JAMES S. RIEPE, Vice President and Director - Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc.; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.

*M. DAVID TESTA, President and Director - Chairman of the Board,
Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director,
T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor

BRIAN W. H. BERGHUIS, Executive Vice President - Vice President, T. Rowe Price; Chartered Financial Analyst

BRIAN C. ROGERS, Vice President - Managing Director, T. Rowe Price; Chartered Financial Analyst

MARC L. BAYLIN, Vice President - Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes

THOMAS H. BROADUS, JR.,Vice President - Managing Director,T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor

ANDREW M. BROOKS, Vice President - Vice President, T. Rowe Price

GREGORY V. DONOVAN, Vice President - Vice President, T. Rowe Price

ROBERT N. GENSLER, Vice President - Vice President, T. Rowe Price

THOMAS J. HUBER, Vice President - Employee, T. Rowe Price

JAMES A. C. KENNEDY, III, Vice President - Managing Director, T. Rowe Price; Chartered Financial Analyst

ROBERT J. MARCOTTE, Vice President - Vice President, T. Rowe Price

CHARLES A. MORRIS, Vice President - Vice President, T. Rowe Price; Chartered Financial Analyst

CHARLES G. PEPIN, Vice President - Employee, T. Rowe Price

DONALD J. PETERS, Vice President - Vice President, T. Rowe Price; formerly Portfolio Manager, Geewax Terker and Company

STEVEN B. ROORDA, Vice President - Vice President, T. Rowe Price

BRIAN D. STANSKY, Vice President - Vice President, T. Rowe Price; Chartered Financial Analyst

WILLIAM J. STROMBERG, Vice President - Vice President, T. Rowe Price; Chartered Financial Analyst

DANIEL M. THERIAULT, Vice President - Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.

MARK J. VASELKIV, Vice President - Vice President, T. Rowe Price

JOHN F. WAKEMAN,  Vice President - Vice President, T. Rowe Price

RICHARD T. WHITNEY, Vice President - Vice President, T. Rowe Price; Chartered Financial Analyst

LENORA V. HORNUNG, Secretary - Vice President, T. Rowe Price

J. JEFFREY LANG, Assistant Vice President - Assistant Vice President, T. Rowe Price

The Fund's Executive Committee, comprised of Messrs. Kennedy, Laporte, and Riepe have been authorized by its Board of Directors to exercise all powers of the Board to manage the Fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

Prime Reserve Portfolio

*GEORGE J. COLLINS, Chairman of the Board - President, Managing Director and Chief Executive Officer, T. Rowe Price; Director, Rowe Price-Fleming International, Inc., T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor

JAMES S. RIEPE, Vice President and Director - Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.

PETER VAN DYKE, President - Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company

EDWARD A. WIESE, Executive Vice President - Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company

PATRICE L. BERCHTENBREITER, Vice President - Vice President, T. Rowe Price

PAUL W. BOLTZ, Vice President - Vice President and Financial Economist, T. Rowe Price

STEVEN G. BROOKS, Vice President - Vice President, T. Rowe Price; Chartered Financial Analyst

ROBERT P. CAMPBELL, Vice President - Vice President, T. Rowe Price and Price-Fleming; formerly Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York

PATRICK S. CASSIDY, Vice President - Vice President, T. Rowe Price; Chartered Financial Analyst

CHRISTY M. DIPIETRO, Vice President - Vice President, T. Rowe Price and T. Rowe Price Trust Company

CHARLES B. HILL, Vice President, - Vice President, T. Rowe Price

JAMES M. MCDONALD, Vice President, - Vice President, T. Rowe Price

CHERYL A REDWOOD, Vice President, - Assistant Vice President, T. Rowe Price

ROBERT M. RUBINO, Vice President, - Vice President, T. Rowe Price

THOMAS E. TEWKSBURY, Vice President, - Vice President, T. Rowe Price; formerly Senior Bond Trader, Scudder, Stevens & Clark, New York, New York

MARK J. VASELKIV, Vice President - Vice President, T. Rowe Price

GWENDOLYN G. WAGNER, Vice President - Vice President and Economist, T. Rowe Price; Chartered Financial Analyst

BRIAN E. BURNS, Assistant Vice President - Assistant Vice President, T. Rowe
Price

DONNA M. DAVIS-ENNIS, Assistant Vice President - Assistant Vice President, T. Rowe Price

JOAN R. POTEE, Assistant Vice President -  Vice President, T. Rowe Price

EDWARD T. SCHNEIDER, Assistant Vice President -  Vice President, T. Rowe Price

Compensation Table

The Funds do not pay pension or retirement benefits to its officers or directors. Also, any director of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming receives no remuneration from a Fund.

______________________________________________________________________
                                         Total Compensation
                                            from Fund and
                               Aggregate    Fund Complex
                             Compensation      Paid to
Name of Person, Position     from Fund(a)   Directors(b)
______________________________________________________________________
Equity Income Portfolio
______________________________________________________________________
Donald W. Dick Jr., Director    $634         $70,083
______________________________________________________________________
David K. Fagin, Director         634          57,833
______________________________________________________________________
Hanne M. Merriman, Director      634          57,833
______________________________________________________________________
Hubert D. Vos, Director          634          57,833
______________________________________________________________________
Paul M. Wythes, Director         634          57,833
______________________________________________________________________
New America Growth Portfolio
______________________________________________________________________
Donald W. Dick Jr., Director    $633         $70,083
______________________________________________________________________
David K. Fagin, Director         633          57,833
______________________________________________________________________
Hanne M. Merriman, Director      633          57,833
______________________________________________________________________
Hubert D. Vos, Director          633          57,833
______________________________________________________________________
Paul M. Wythes, Director         633          57,833
______________________________________________________________________
Personal Strategy Balanced Portfolio
______________________________________________________________________
Donald W. Dick Jr., Director    $629         $70,083
______________________________________________________________________
David K. Fagin, Director         629          57,833
______________________________________________________________________
Hanne M. Merriman, Director      629          57,833
______________________________________________________________________
Hubert D. Vos, Director          629          57,833
______________________________________________________________________
Paul M. Wythes, Director         629          57,833
______________________________________________________________________
Limited-Term Bond Portfolio
______________________________________________________________________
Robert P. Black, Director       $800         $56,000
______________________________________________________________________
Calvin W. Burnett, Ph.D, Director800          56,000
______________________________________________________________________
Anthony W. Deering, Director     800          68,250
______________________________________________________________________
F. Pierce Linaweaver, Director   800          56,000
______________________________________________________________________
John G. Schreiber, Director      800          56,000
______________________________________________________________________
International Stock Portfolio
______________________________________________________________________
Anthony W. Deering, Director  $1,316         $68,250
______________________________________________________________________
Donald W. Dick Jr., Director   1,316          70,083
______________________________________________________________________
Paul M. Wythes, Director       1,316          57,833
______________________________________________________________________
Mid-Cap Growth Portfolio
______________________________________________________________________
Donald W. Dick, Jr., Director N/A(c)         $70,083
______________________________________________________________________
David K. Fagin, Director      N/A(c)          57,833
______________________________________________________________________
Hanne M. Merriman, Director   N/A(c)          57,833
______________________________________________________________________
Hubert D. Vos, Director       N/A(c)         $57,833
______________________________________________________________________
Paul M. Wythes, Director      N/A(c)          57,833
______________________________________________________________________
Prime Reserve Portfolio
______________________________________________________________________
Robert P. Black, Director     N/A(c)         $56,000
______________________________________________________________________
Anthony W. Deering, Director  N/A(c)          56,000
______________________________________________________________________
F. Pierce Linaweaver, DirectorN/A(c)          68,250
______________________________________________________________________
John G. Schreiber, Director   N/A(c)          56,000

(a)Amounts in this column are for the period January 1, 1995, through December 31, 1995.

(b)Amounts in this column are for calendar year 1995. The Fund complex consisted of 72 Funds as of December 31, 1995.

(c)No estimated future payments for fiscal year 1996

As of the date of the prospectus, the officers and directors of each Fund (except Prime Reserve and Mid-Cap Growth Portfolios) as a group, owned less than 1% of the outstanding shares of the Fund.

Principal Holders
of Securities

Prime Reserve and Mid-Cap Growth Portfolios:

As of the date of the prospectus, the officers and directors of the fund, as a group, did not own any shares of the fund.

As of March 31, 1996, the following shareholders beneficially owned more than 5% of the outstanding shares of the fund:

Equity Income Portfolio:

Security Benefit Life Insurance Company, FBO T. Rowe Price No-Load Variable Annuity, Attn: Mark Young, 700 SW Harrison St., Topeka, KS 66636-0002; United Of Omaha - Series V, Attn: John Martin, Corporate General Ledger, Mutual Of Omaha Plaza, Omaha, NE 68175; Providian Life & Health Insurance Company,
Attn: Kim Cox, 8th Floor, P.O. Box 32830, Louisville, KY 40232-2830; American United Life Separate Account II, Attn: Bill Flory, P.O. Box 195, Indianapolis, IN 46206-9102; American United Life, American Individual Unit Trust, Attn:
Bill Flory, P.O. Box 195, Indianapolis, IN  46206-9102.

International Stock Portfolio:

Century Life of America, Century Variable Annuity Account, c/o Vicki Foelske, 2000 Heritage Way, Waverly, IA 50677-9208; The Prudential Insurance Company of America, Attn: Robert Leung, 71 Hanover Road, Mail Stop 84, Florham Park, NJ 07932-1502; SMA Life, 440 Lincoln Street S134, Worcester, MA 01653-002; UNUM Variable Annuity, 2211 Congress Street, M279, Portland, ME 04122-0002; Providian Life & Health Insurance Company, Attn: Kim Cox, 8th Floor, P.O. Box 32830, Louisville, KY 40232-2830; United Of Omaha - Series V, Attn: John Martin, Corporate General Ledger, Mutual Of Omaha Plaza, Omaha, NE 68175.

New America Growth Portfolio:

Security Benefit Life Insurance Company, FBO T. Rowe Price No-Load Variable Annuity, Attn: Mark Young, 700 SW Harrison St., Topeka, KS 66636-0002; Providian Life & Health Insurance Company, Attn: Kim Cox, 8th Floor, P.O. Box 32830, Louisville, KY 40232-2830; United Of Omaha - Series V, Attn: John Martin, Corporate General Ledger, Mutual Of Omaha Plaza, Omaha, NE 68175.

Limited-Term Bond Portfolio:

Security Benefit Life Insurance Company, FBO T. Rowe Price No-Load Variable Annuity, Attn:. Mark Young, 700 SW Harrison St., Topeka, KS 66636-0002; United Of Omaha - Series V, Attn: John Martin, Corporate General Ledger, Mutual Of Omaha Plaza, Omaha, NE 68175.

Personal Strategy Balanced Portfolio:

Security Benefit Life Insurance Company, FBO T. Rowe Price No-Load Variable Annuity, Attn: Mark Young, 700 SW Harrison St., Topeka, KS 66636-0002; United Of Omaha - Series V, Attn: John Martin, Corporate General Ledger, Mutual Of Omaha Plaza, Omaha, NE 68175.

Investment
Management
Services

Services (All Funds Except International Stock Portfolio)

Under the Management Agreement, T. Rowe Price provides each Fund, except the International Stock Portfolio, with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of each Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining each Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Fund without cost to that Fund.

The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

International Stock Portfolio

Under the Management Agreement for the International Stock Portfolio, Price-Fleming provides the Fund with discretionary investment services. Specifically, Price-Fleming is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, program, and restrictions as provided in its prospectus and this Statement of Additional Information. Price-Fleming is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, Price-Fleming provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting Price-Fleming's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

The Management Agreement also provides that Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Under the Management Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the Fund with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under the Management Agreement or otherwise helpful to the Fund.

Certain administrative support is provided by T. Rowe Price which receives from Price-Fleming a fee of 0.15% of the market value of all assets in equity accounts, 0.15% of the market value of all assets in active fixed income accounts and 0.035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management.

Price-Fleming has entered into separate letters of agreement with Fleming Investment Management Limited ("FIM") and Jardine Fleming Investment Holdings Limited ("JFIH"), wherein FIM and JFIH have agreed to render investment research and administrative support to Price-Fleming. FIM is a wholly-owned subsidiary of Robert Fleming Asset Management Limited which is a wholly-owned subsidiary of Robert Fleming Holdings Limited ("Robert Fleming Holdings"). JFIH is an indirect wholly-owned subsidiary of Jardine Fleming Group Limited. Under the letters of agreement, these companies will provide Price-Fleming with research material containing statistical and other factual information, advice regarding economic factors and trends, advice on the allocation of investments among countries and as between debt and equity classes of securities, and research and occasional advice with respect to specific companies. For these services, FIM and JFIH each receives a fee 0.075% of the market value of all assets in equity accounts under Price-Fleming's management. FIM and JFIH each receive a fee of 0.075% of the market value of all assets in active fixed income accounts and 0.0175% of such market value in passive fixed income accounts under Price-Fleming's management.

Robert Fleming personnel have extensive research resources throughout the world. A strong emphasis is placed on direct contact with companies in the research universe. Robert Fleming personnel, who frequently speak the local language, have access to the full range of research products available in the market place and are encouraged to produce independent work dedicated solely to portfolio investment management, which adds value to that generally available.

Management Fee

Each Fund, pays the Manager an annual all-inclusive fee (the "Fee"). The Fee is paid monthly to the Manager, on the first business day of the next succeeding calendar month and is the sum of the daily Fee accruals for each month. The daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee rate and multiplying this product by the net assets of the Fund for that day as determined in accordance with the Fund's prospectus as of the close of business from the previous business day on which the Fund was open for business.

The Management Agreement between each Fund and the Manager, provides that the Manager will pay all expenses of each Fund's operations, except interest, taxes, brokerage commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities, directors' fee and expenses (including counsel fees and expenses) and such nonrecurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its obligation to provide indemnification to its officers, directors and agents. However, the Board of Directors of each Fund reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by the Manager under the Management Agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the Fund or paid to the Manager. The fee for each Fund is listed in the chart below:

______________________________________________________________________
Name of Fund                               Fee
______________________________________________________________________
Prime Reserve Portfolio                   0.55%
______________________________________________________________________
Limited-Term Bond Portfolio               0.70%
______________________________________________________________________
Equity Income Portfolio                   0.85%
______________________________________________________________________
New America Growth Portfolio              0.85%
______________________________________________________________________
Mid-Cap Growth Portfolio                  0.85%
______________________________________________________________________
Personal Strategy Balanced Portfolio      0.90%
______________________________________________________________________
International Stock Portfolio             1.05%
______________________________________________________________________

Distributor for Fund

T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price, serves as each Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of each Fund's shares is continuous.

Investment Services is located at the same address as each Fund and T. Rowe Price - 100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to each Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: registering and qualifying its shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

Each Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

Investment Services acts as the agent of each Fund in connection with the sale of its shares in all states in which the shares are qualified and in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or any Fund.

Custodian

State Street Bank and Trust Company is the custodian for each Fund's domestic securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of State Street Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. The Funds have also entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the U.S. are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved by the Fund's Board of Directors in accordance with regulations under the Investment Company Act of 1940. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

Code of Ethics

Prime Reserve,Limited-Term Bond, Equity Income, New America Growth, Mid-Cap Growth, and Personal Strategy Balanced Funds

Each Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in any personal securities transactions within three business days of their execution. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from engaging in short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

International Stock Portfolio

The Fund's investment adviser (Price-Fleming) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will generally not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; the security is subject to internal trading restrictions. In addition, employees are prohibited from engaging in short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

Portfolio Transactions

(All Funds, except International Stock Portfolio)

Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. Each Fund's purchases and sales of fixed income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Fund's purchase of fixed income securities.

How Brokers and Dealers Are Selected
(All Funds Except Prime Reserve Portfolio)

Equity Securities. In purchasing and selling each Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute each Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Fixed Income Securities. Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

In purchasing and selling a Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions (in which a Fund does not generally engage), at competitive commission rates. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

Description of Research Services Received From Brokers and Dealers

T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers,
T. Rowe Price may be relieved of expenses which it might otherwise bear.

T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Commissions to Brokers Who Furnish Research Services

Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.

Internal Allocation Procedures

T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

From time to time, orders for clients may be placed through a computerized transaction network.

The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Funds. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

Trade Allocation Policies

T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).

To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through T. Rowe Price Investment Services, Inc., each Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Transactions With Related Brokers and Dealers

As provided in the Investment Management Agreement between each Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940.
Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

The Board of Directors of each Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming Securities Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the Investment Company Act of 1940, the Board of Directors/Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

Portfolio Transactions

(International Stock Portfolio)

Investment or Brokerage Discretion

Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by Price-Fleming. Price-Fleming is also responsible for implementing these decisions, including the allocation of portfolio brokerage and principal business and the negotiation of commissions.

How Brokers and Dealers Are Selected

Equity Securities. In purchasing and selling the Fund's portfolio securities, it is Price-Fleming's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to Price-Fleming or the Fund. It is not the policy of Price-Fleming to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

Fixed Income Securities. For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed though dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, Price-Fleming may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Price-Fleming may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

Price-Fleming may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through broker-dealers.

Descriptions of Research Services Received From Brokers and Dealers

Price-Fleming receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Fund's portfolio is likely to be invested. Price-Fleming cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Price-Fleming may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through brokers.

Commissions to Brokers Who Furnish Research Services

Certain broker-dealers which provide quality execution services also furnish research services to Price-Fleming. Price-Fleming has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Price-Fleming may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Miscellaneous

Research services furnished by brokers through which Price-Fleming effects securities transactions may be used in servicing all accounts managed by Price-Fleming. Conversely, research services received from brokers which execute transactions for a particular Fund will not necessarily be used by Price-Fleming exclusively in connection with the management of that Fund.

Some of Price-Fleming's other clients have investment objectives and programs similar to those of the Fund. Price-Fleming may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price-Fleming's policy not to favor one client over another in making recommendations or in placing orders. Price-Fleming frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Price-Fleming has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

Transactions With Related Brokers and Dealers

As provided in the Investment Management Agreement between the Fund and Price-Fleming, Price-Fleming is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that Price-Fleming will often place orders for the Fund's portfolio transactions with broker-dealers through the trading desks of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming"), an affiliate of Price-Fleming. Robert Fleming, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50% owned by Robert Fleming and 50% owned by Jardine Matheson Holdings Limited. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"), and Robert Fleming & Co. Limited ("RF&Co."). FIM and RF&Co. are wholly-owned subsidiaries of Robert Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for the Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

The Board of Directors of the Fund has authorized Price-Fleming to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of each Fund's portfolio transactions, provided that Price-Fleming believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for each Fund. These affiliates include Jardine Fleming Securities Limited ("JFS"), a wholly-owned subsidiary of JFG, RF&Co., Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm).

The above-referenced authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 (the "1940 Act") and Rule 17e-1 thereunder which require the Funds' independent directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. Except with respect to tender offers, it is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Funds. The directors have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for the Fund to seek to take advantage of them.

During the years 1995 and 1994, the International Stock Portfolio paid Jardine Fleming (Securities) Limited ("JFS"), Robert Fleming & Co. Limited ("RF&Co."), and Ord Minnett the following: $3,071, $1,231, and $1,038, respectively; and $479, $38, and $756, respectively, in total brokerage commissions (including discounts received in connection with underwritings) in connection with the Fund's portfolio transactions. The brokerage commissions paid to JFS, RF&Co., and Ord Minnett represented 14.84%, 4.89%, and 5.81%, respectively; and 2.34%, 0.19%, and 3.70%, respectively, of the Fund's aggregate brokerage commissions paid during 1995 and 1994. The aggregate dollar amount of transactions effected through JFS, RF&Co., and Ord Minnett involving the payment of commissions (including discounts received in connection with underwritings) represented 2.32%, 0.36%, and 0.41%, respectively; and 2.06%, 0.45, and 3.84%, respectively, of the aggregate dollar amount of all transactions involving the payment of commissions during 1995 and 1994. In accordance with the written procedures adopted pursuant to Rule 17e-1, the independent directors of each Fund reviewed the 1994 transactions with affiliated brokers and determined that such transactions resulted in an economic advantage to the Funds either in the form of lower execution costs or otherwise.

Other

For the fiscal periods ended December 31, 1995 and 1994, the Limited-Term Bond Portfolio engaged in portfolio transactions involving broker-dealers totaling $52,308,000 and $17,730,000, respectively. The entire amounts represented principal transactions as to which the Fund had no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal periods ended December 31, 1995 and 1994. The percentage of total portfolio transactions, placed with firms which provided research, statistical or other services to T. Rowe Price in connection with the management of the Fund, or in some cases, to the Fund for the fiscal year ended December 31, 1995 and 1994, were approximately 77% and 79%, respectively.

For the fiscal periods ended December 31, 1995 and 1994, the total brokerage commissions paid by the Equity Income Portfolio, including the discounts received by securities dealers in connection with underwritings were $10,000 and $4,700, respectively. Of these commissions, none was paid in 1994 and 13.70% was paid in 1995 to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Fund, or in some cases, to the Fund.

For the fiscal periods ended December 31, 1995 and 1994, the total brokerage commissions paid by the New America Growth Portfolio, including the discounts received by securities dealers in connection with underwritings were $45,000 and $15,700, respectively. Of these commissions, approximately 19.9% and 22.2%, respectively, were paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Fund, or in some cases, to the Fund.

For the years 1995 and 1994, the total brokerage commissions paid by the International Stock Portfolio, including the discounts received by securities dealers in connection with underwritings were $107,756 and $20,400, respectively. Of these commissions, approximately 94% for both years were paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Fund, or in some cases, to the Fund.

For the fiscal period ended December 31, 1995, the total brokerage commissions paid by the Personal Strategy Balanced Portfolio, including the discounts received by securities dealers in connection with underwritings were $7,200. Of these commissions, approximately 6.2% was paid to firms which provided research, statistical or other services to T. Rowe Price in connection with the management of the Fund, or in some cases, to the Fund.

The portfolio turnover rates of the Fund were as follows:

______________________________________________________________________
                                      1995     1994
______________________________________________________________________
Limited-Term Bond                     73.7%   146.0%*
______________________________________________________________________
Equity Income                         10.1%    21.3%*
______________________________________________________________________
New America Growth                    54.5%    81.0%*
______________________________________________________________________
International Stock                   17.4%     4.6%*
______________________________________________________________________
Personal Strategy Balanced            39.3%    **
______________________________________________________________________

*   Annualized.
**  Prior to commencement of operations.

Pricing of Securities

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities regularly traded in the Over-the-Counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost in local currency which, when combined with accrued interest, approximates fair value.

For the purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank.

Prime Reserve securities are valued at amortized cost.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value, as determined in good faith by or under the supervision of officers of the Funds, as authorized by the Board of Directors.

Trading in the portfolio securities of the International Stock Portfolio may take place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business and does not calculate its net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. The calculation of the Fund's net asset value normally will not take place contemporaneously with the determination of the value of the Fund's portfolio securities. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time the Fund's net asset value is calculated will not be reflected in the Fund's net asset value unless Price-Fleming, under the supervision of the Fund's Board of Directors, determines that the particular event should be taken into account in computing the Fund's net asset value.

Net Asset Value
Per Share

The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

Maintenance of Net Asset Value Per Share (Prime Reserve Portfolio)

It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation as permitted by Rule 2a-7 under the Investment Company Act of 1940. Under this method, securities are valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

(a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

(b) the Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
    (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

(c) the Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

(d) the Board of Directors must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the Fund's market based net asset value per share.

Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Prime Money Market Securities Defined

Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the Investment Company Act of 1940. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be subcategories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the Fund's Board of Directors.

Dividends and
Distributions

Unless the insurance company separate account elects otherwise, the fourth quarter dividend and capital gain distribution, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.

Tax Status

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and also intends to diversify its assets in accordance with regulations under Code
Section 817(h).

In 1987, the Treasury Department indicated that it may issue regulations addressing the circumstances in which a policyholder's control of the investments of the insurance company separate account would result in the policyholder being treated as the owner of such assets. Although there is no present indication that such regulations will be issued, their adoption could alter the tax treatment of the policyholder, separate account or insurance company.

For tax purposes, the Fund must declare dividends equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax. In certain circumstances, the Fund may not be required to comply with the excise tax distribution requirements. It does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares.
At the time a shareholder acquires Fund shares, the Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the Fund which may be subsequently distributed as either dividends or capital gain distributions.

If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be treated as ordinary dividends by shareholders (regardless of whether they would otherwise have been considered capital gain dividends), and (iii) the separate accounts investing in the Fund may fail to satisfy the requirements of Code Section 817(h) which in turn could adversely affect the tax status of life insurance and annuity contracts with premiums invested in the affected separate accounts.

To the extent any Fund invests in foreign securities, the following would apply:

Passive Foreign Investment Companies

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. In addition to bearing their proportionate share of a fund's expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such funds. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In accordance with tax regulations, the Fund intends to treat these securities as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

Foreign Currency Gains and Losses

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

Capital Stock

Each Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. Each Corporation's Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that each Fund has authorized to issue without shareholder approval.

Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

The various insurance companies own the outstanding shares of each Fund in their separate accounts. These separate accounts are registered as investment companies under the 1940 Act or are excluded from registration. Each insurance company, as the Shareholder, is entitled to one vote for each full share held (and fractional votes for fractional shares held). Under the current laws the insurance companies must vote the shares held in registered separate accounts in accordance with voting instructions received from variable Contract Holders or Participants. Fund shares for which Contract Holders or Participants are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by the insurance companies or affiliated companies in the separate accounts, will be voted in proportion to the shares for which voting instructions have been received.

There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of that Fund to the extent required by
Section 16(c) of the Investment Company Act of 1940.

Federal and State
Registration of Shares

Each Fund's shares are registered for sale under the Securities Act of 1933, and the Fund or its shares are registered under the laws of all states which require registration, as well as the District of Columbia and Puerto Rico.

Legal Counsel

Shereff, Friedman, Hoffman, & Goodman, LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Fund.

Independent
Accountants

Price Waterhouse LLP, whose address is 7 St. Paul Street, Suite 1700, Baltimore, MD 21202 are the independent accountants to each Fund.

The financial statements of the Fund for the year ended December 31, 1995, and the report of independent accountants are included in the Fund's Annual Report. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1995, are incorporated into this Statement of Additional Information by reference:

International Stock Portfolio                  Page
                                               ____

Report of Independent Accountants. . . . . .    15

Statement of Net Assets, December 31, 1995 .    4-9

Statement of Operations, December 31, 1995 .    10

Statement of Changes in Net Assets,
    Year Ended December 31, 1995, and
    From March 31, 1994
    (Commencement of Operations)
    to December 31, 1994 . . . . . . . . . .    11

Notes to Financial Statements,
    December 31, 1995. . . . . . . . . . . .    13

Financial Highlights . . . . . . . . . . . .    14


Equity Income Portfolio                        Page
                                               ____

Report of Independent Accountants. . . . . .    12

Statement of Net Assets, December 31, 1995 .    4-6

Statement of Operations, December 31, 1995 .     7

Statement of Changes in Net Assets,
    Year Ended December 31, 1995, and
    From March 31, 1994
    (Commencement of Operations)
    to December 31, 1994 . . . . . . . . . .     8

Notes to Financial Statements,
    December 31, 1995. . . . . . . . . . . .   9-10

Financial Highlights . . . . . . . . . . . .    11


New America Growth Portfolio                   Page
                                               ____

Report of Independent Accountants. . . . . .     8

Statement of Net Assets, December 31, 1995 .    4-5

Statement of Operations, Year Ended
    December 31, 1995. . . . . . . . . . . .     5

Statement of Changes in Net Assets,
    Year Ended December 31, 1995, and
    From March 31, 1994
    (Commencement of Operations)
    to December 31, 1994 . . . . . . . . . .     6

Notes to Financial Statements. . . . . . . .    6-7

Financial Highlights . . . . . . . . . . . .     7


Limited-Term Bond Portfolio                    Page
                                               ____

Report of Independent Accountants. . . . . .     8

Statement of Net Assets, December 31, 1995 .    3-5

Statement of Operations,
    Year Ended December 31, 1995   . . . . .     5

Statement of Changes in Net Assets,
    Year Ended December 31, 1995, and
    From May 13, 1994
    (Commencement of Operations)
    to December 31, 1994 . . . . . . . . . .     6

Notes to Financial Statements, December 31, 19956-7

Financial Highlights . . . . . . . . . . . .     7


Personal Strategy Balanced Portfolio           Page
                                               ____

Report of Independent Accountants. . . . . .    12

Statement of Net Assets, December 31, 1995 .    4-7

Statement of Operations,
    Year Ended December 31, 1995   . . . . .     8

Statement of Changes in Net Assets,
    From December 30, 1994
    (Commencement of Operations)
    to December 31, 1995 . . . . . . . . . .     9

Notes to Financial Statements,
    December 31, 1995. . . . . . . . . . . .    10

Financial Highlights . . . . . . . . . . . .    11

Ratings of
Commercial Paper

Moody's Investors Service, Inc.: The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

Standard & Poor's Corporation: Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3. Fitch Investors Service, Inc.: Fitch 1 - Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch 2 - Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


Ratings of Corporate
Debt Securities

Moody's Investors Services, Inc. (Moody's)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B - Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.

Standard & Poor's Corporation (S&P)

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, C, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Bonds rated D are in default.

Fitch Investors Service, Inc.

AAA - High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

AA - Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A - Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default.
BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

T. Rowe Price

Variable Annuity Service Center
P.O. Box 750440
Topeka, Kansas 66675-0440

SAI VACA-FDS 5/1/96